UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08573

Name of Fund:	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings California Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%
U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)
International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)
Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview For the Reporting Period Ended July 31, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of July 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2022 ($11.65)(a)	4.43%
Tax Equivalent Yield(b)	9.65%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of July 31, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.65	$15.01	(22.39)%	$15.15	$10.55
Net Asset Value	13.41	16.29	(17.68)	16.32	12.37

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock California Municipal Income Trust (BFZ)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(13.93)%	1.69%	3.12%
Trust at Market Price(a)(b)	(18.85)	(0.30)	1.49
California Customized Reference Benchmark(c)	(7.30)	1.90	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper California Municipal Debt Funds at NAV(d)	(12.90)	1.56	3.51
Lipper California Municipal Debt Funds at Market Price(d)	(16.74)	0.86	2.87

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yield spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

In this environment, the Trust’s holdings in long-duration securities (those with the highest interest rate sensitivity) were the largest detractors. Both high yield and investment-grade securities lost ground in the period, but the latter category was the weaker of the two. On a sector basis, positions in workforce housing bonds were the largest detractor due to the combination of rising yield spreads and elevated new-issue supply. The Trust’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices.

The Trust’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance at a time of rising Treasury yields. The Trust’s cash position, while limited, also helped relative performance given the poor returns for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of July 31, 2022 (continued)	BlackRock California Municipal Income Trust (BFZ)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

County/City/Special District/School District	23.9%
Transportation	16.4
Utilities	15.9
Education	14.3
State	14.3
Health	9.0
Housing	4.6
Other*	1.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	7.0%
AA/Aa	69.3
A	12.7
BBB/Baa	0.4
BB/Ba	0.6
N/R(e)	10.0

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	1.9%
2023	2.8
2024	1.4
2025	7.2
2026	9.5

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2022 ($23.65)(a)	3.17%
Tax Equivalent Yield(b)	5.35%
Current Monthly Distribution per Common Share(c)	$0.0624
Current Annualized Distribution per Common Share(c)	$0.7488
Leverage as of July 31, 2022(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$23.65	$26.27	(9.97)%	$26.50	$21.76
Net Asset Value	24.27	27.32	(11.16)	27.33	23.11

GROWTH OF $10,000 INVESTMENT

BTT commenced operations on August 30, 2012.

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	9

Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	Since Inception(a)
Trust at NAV(b)(c)	(8.41)%	3.72%	4.27%
Trust at Market Price(b)(c)	(7.17)	3.79	3.52
Customized Reference Benchmark(d)	(5.43)	2.47	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.50
S&P® Municipal Bond Index	(6.18)	1.96	2.57
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(e)	(12.54)	1.96	3.51(f	)
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(e)	(16.74)	1.58	2.98(f	)

(a)	BTT commenced operations on August 30, 2012.

(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.

(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.

(d)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2030 Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds (Leveraged) to Bloomberg Municipal Bond Index and the Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The Customized Reference Benchmark commenced on September 30, 2016.

(e)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

(f)	The average annual total returns since inception represents the annualized returns for the period from August 31, 2012 to July 31, 2022.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Due to the magnitude of the sell-off, nearly all segments of the portfolio lost ground in the period. On a sector basis, state tax-backed, corporate-backed, healthcare and transportation issues were the four largest weightings and therefore were the leading detractors from absolute returns. Holdings in high-yield bonds lagged the investment-grade market, but in absolute terms positions in AA, A and BBB rated securities had the largest adverse effect on performance. All holdings in fixed-rate bonds suffered negative returns. Longer-term bonds were the weakest performers due to their higher interest rate sensitivity.

On the positive side, the Trust’s cash position, while limited, helped returns in the falling market. Positions in variable-rate demand notes and floating-rate notes, which tend to outperform when rates are rising, generally posted gains and thus contributed to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	20.8%
Health	17.4
County/City/Special District/School District	16.1
State	14.5
Corporate	13.8
Education	7.3
Utilities	7.1
Housing	1.5
Tobacco	1.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	8.8%
2023	7.9
2024	5.6
2025	5.2
2026	14.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	3.6%
AA/Aa	40.8
A	35.6
BBB/Baa	7.8
BB/Ba	3.3
B	0.2
CCC/Caa	—	(e)
N/R(f)	8.7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Board of Trustees of BlackRock MuniYield California Fund, Inc. (MYC), BlackRock MuniYield California Quality Fund, Inc. (MCA) and the Trust each approved the reorganization of MYC and MCA into MUC. The reorganization was approved by each Trust’s shareholders and was completed on April 11, 2022.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2022 ($12.58)(a)	5.25%
Tax Equivalent Yield(b)	11.44%
Current Monthly Distribution per Common Share(c)	$0.0550
Current Annualized Distribution per Common Share(c)	$0.6600
Leverage as of July 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.58	$16.09	(21.81)%	$16.33	$11.00
Net Asset Value	13.42	16.16	(16.96)	16.19	12.47

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(12.92)%	1.52%	3.04%
Trust at Market Price(a)(b)	(18.01)	1.25	2.41
California Customized Reference Benchmark(c)	(7.30)	1.90	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper California Municipal Debt Funds at NAV(d)	(12.90)	1.56	3.51
Lipper California Municipal Debt Funds at Market Price(d)	(16.74)	0.86	2.87

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

The Trust’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) With respect to credit tiers, AA rated bonds were the leading detractor due their large weighting in the portfolio. Positions in the non-rated, non-investment grade category detracted from performance, driven by long-dated Puerto Rico debt and holdings in the workforce housing and tobacco sectors. The effect was especially pronounced among positions in low- or zero-coupon debt in these areas. Housing was the leading detractor at the sector level, primarily as a result of the weakness in the workforce housing category. The Trust’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest-rate risk contributed to performance at a time of rising Treasury yields. The Trust’s cash position, while limited, also helped relative performance given the poor returns for the municipal market. In addition, holdings in short-dated bonds with maturities of less than five years, primarily in the pre-refunded sector, posted modest gains.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

County/City/Special District/School District	31.3%
Transportation	17.8
Health	14.5
Education	13.4
Utilities	7.3
Housing	7.2
State	6.7
Tobacco	1.1
Corporate	0.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	0.3%
2023	5.3
2024	2.2
2025	13.9
2026	8.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	8.2%
AA/Aa	56.6
A	18.6
BBB/Baa	3.1
BB/Ba	0.4
N/R(e)	13.1

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.0% of the Trust’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2022 ($11.45)(a)	5.50%
Tax Equivalent Yield(b)	9.29%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of July 31, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.45	$14.41	(20.54)%	$ 14.95	$ 10.26
Net Asset Value	12.10	14.49	(16.49)	14.51	11.45

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(c)

Effective October 1, 2021, the Trust changed its reporting benchmark from S&P Municipal Bond Index to Bloomberg Municipal Bond Index. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Trust.

(d)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	15

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(12.21)%	1.67%	3.21%
Trust at Market Price(a)(b)	(16.47)	0.59	2.39
National Customized Reference Benchmark(c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49
S&P® Municipal Bond Index	(6.18)	1.96	2.58
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(12.54)	1.96	3.52
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.74)	1.58	2.90

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Trust changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Trust. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Due to the magnitude of the sell-off, nearly all segments of the portfolio lost ground in the period. On a sector basis, transportation, healthcare and state tax-backed issues were the three largest weightings and therefore were the leading detractors from absolute returns. Holdings in high-yield bonds lagged the investment-grade market, but in absolute terms positions in AA, A and BBB rated securities had the largest adverse effect on performance. All holdings in fixed-rate bonds suffered negative returns. Longer-term bonds were the weakest performers due to their higher interest rate sensitivity.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. The Trust’s cash position, while limited, also helped returns in the falling market. Positions in variable-rate demand notes and floating-rate notes, which tend to outperform when rates are rising, generally posted gains and thus contributed to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of July 31, 2022 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22

Transportation	30.1%
County/City/Special District/School District	14.9
Health	14.8
State	13.9
Education	8.5
Utilities	8.0
Corporate	4.0
Housing	3.6
Tobacco	2.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	3.4%
2023	22.0
2024	5.6
2025	3.8
2026	6.1

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22

AAA/Aaa	2.7%
AA/Aa	38.6
A	36.8
BBB/Baa	7.3
BB/Ba	2.4
B	0.4
N/R(e)	11.8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.1% of the Trust’s total investments.

T R U S T S U M M A R Y	17

Schedule of Investments July 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 106.8%

Corporate — 1.2%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	$5,140	$5,253,877

County/City/Special District/School District — 21.5%
Carlsbad Unified School District, COP, 4.00%, 10/01/46	2,500	2,555,985
City & County of San Francisco California, Refunding COP, 4.00%, 04/01/40	3,000	3,049,575
City & County of San Francisco, GO, Series D-1, 4.00%, 06/15/42	2,470	2,551,992
Corona-Norco Unified School District, GO, Series C, 4.00%, 08/01/49	5,550	5,609,596
Hayward Area Recreation & Park District, Refunding GO, Series A, 5.00%, 08/01/42	4,950	5,533,214
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, RB, Series A, 4.00%, 06/01/37	3,750	3,966,802
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.00%, 07/01/42	5,030	5,560,675
Series A, 5.00%, 07/01/44	11,200	12,601,602
Marin Healthcare District, GO, Series A, Election 2013, 4.00%, 08/01/40	2,030	2,065,557
Monterey Park Financing Authority RB, 4.00%, 06/01/41	2,155	2,225,990
Orange County Community Facilities District, ST
4.00%, 08/15/40	260	250,423
4.00%, 08/15/50	245	222,981
San Bernardino City Unified School District, GO, Series D, Election 2012, (AGM), 4.00%, 08/01/42	1,210	1,233,474
San Diego Unified School District, GO, Series N-2, 4.00%, 07/01/46	22,000	22,823,592
San Diego Unified School District, GO, CAB, Series C, Election 2008, 0.00%, 07/01/40(b)	7,215	3,733,387
San Mateo Foster City Public Financing Authority, RB, 4.00%, 05/01/48	3,250	3,251,258
San Rafael City Elementary School District, GO,
Series C, 4.00%, 08/01/47	1,000	1,013,715
Santa Clara Unified School District, GO, Elsction 2014, 4.00%, 07/01/41	5,000	5,065,995
Simi Valley Unified School District, GO, Series C, 4.00%, 08/01/42	1,715	1,744,107
South Orange County Public Financing Authority, RB, 5.00%, 06/01/47	2,000	2,282,076
Southwestern Community College District, GO,
Series D, 4.00%, 08/01/46	2,250	2,279,324

		89,621,320

Education — 6.6%
California Enterprise Development Authority, RB(c)
Series A, 5.00%, 07/01/50	1,200	1,195,050
Series A, 5.00%, 07/01/55	600	591,113
California Enterprise Development Authority, Refunding RB(c)
4.00%, 06/01/36	250	227,593
4.00%, 06/01/61	500	394,510
California Municipal Finance Authority, RB(c)
Series A, 5.00%, 10/01/39	220	217,012
Series A, 5.00%, 10/01/49	370	349,029

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, RB(c) (continued)
Series A, 5.00%, 10/01/57	$725	$668,462
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/34	750	799,948
5.00%, 08/01/39(c)	425	433,046
5.00%, 08/01/48(c)	615	604,312
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(c)	285	252,813
California School Finance Authority, RB(c)
5.00%, 06/01/40	270	272,763
4.00%, 06/01/41	600	523,721
5.00%, 06/01/50	430	428,323
5.00%, 06/01/59	685	670,214
Series A, 5.00%, 06/01/49	1,000	1,004,544
Series A, 5.00%, 06/01/58	2,120	2,030,108
Hastings Campus Housing Finance Authority, RB(c)
Series A, 5.00%, 07/01/45	600	608,488
Series A, 5.00%, 07/01/61	3,000	3,003,933
University of California, Refunding RB
Series AZ, 5.00%, 05/15/43	5,135	5,661,610
Series BE, 4.00%, 05/15/47	5,000	5,115,550
Series BH, 4.00%, 05/15/46	2,630	2,695,308

		27,747,450

Health — 10.5%
California Health Facilities Financing Authority, Refunding RB
4.00%, 05/15/46	2,500	2,583,475
4.00%, 05/15/51	4,110	4,224,591
Series A, 4.00%, 03/01/39	4,695	4,698,728
Series A, 4.00%, 04/01/40	2,500	2,521,373
Series A, 4.00%, 11/15/40	1,025	1,048,290
Series A, 4.00%, 04/01/45	6,850	6,750,264
Series A, 5.00%, 11/15/48	3,550	3,814,795
Series A-2, 4.00%, 11/01/44	7,135	7,193,421
Series B, 5.00%, 11/15/46	1,270	1,349,230
California Municipal Finance Authority, Refunding RB(c)
Series A, 5.00%, 11/01/39	195	202,120
Series A, 5.00%, 11/01/49	220	222,826
California Public Finance Authority, RB
Series A, 4.00%, 07/15/42	1,500	1,538,175
Series A, 4.00%, 07/15/51	7,500	7,621,440

		43,768,728

Housing — 7.5%
California Community Housing Agency, RB, M/F Housing(c)
4.00%, 08/01/46	805	674,882
Series A, 5.00%, 04/01/49	2,770	2,485,114
Series A, 4.00%, 02/01/56	885	729,723
Series A-1, 4.00%, 08/01/50	375	316,900
Series A-1, 3.00%, 02/01/57	1,945	1,409,192
Series A-2, 4.00%, 08/01/47	2,060	1,695,683
Series A-2, 4.00%, 02/01/50	360	295,982
Series A-2, 4.00%, 08/01/51	1,825	1,342,026
California Housing Finance Agency, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	727
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(c)	340	254,506
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(c)	1,910	1,429,727

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(c)	$975	$740,565
CMFA Special Finance Agency, RB, M/F Housing(c)
Series A, 4.00%, 12/01/45	910	761,398
Series A-2, 4.00%, 08/01/45	890	736,788
CSCDA Community Improvement Authority, RB, M/F Housing(c)
4.00%, 10/01/46	1,715	1,400,495
2.65%, 12/01/46	1,140	912,910
4.00%, 07/01/56	2,410	1,931,916
4.00%, 08/01/56	3,510	2,975,662
4.00%, 10/01/56	345	315,589
4.00%, 12/01/56	265	212,530
3.25%, 04/01/57	1,185	918,420
4.00%, 04/01/57	1,590	1,252,378
4.00%, 05/01/57	1,840	1,450,880
3.25%, 10/01/58	500	376,014
Series A, 5.00%, 07/01/51	340	333,630
Series A, 3.00%, 09/01/56	480	367,498
Series A, Class 2, 4.00%, 06/01/58	2,085	1,793,769
Series A-2, 3.00%, 02/01/57	525	392,166
Series B, 4.00%, 02/01/57	465	357,329
Senior Lien, 3.00%, 06/01/47	870	691,059
Senior Lien, 3.13%, 06/01/57	865	627,577
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	1,410	1,151,684
Series B, Sub Lien, 4.00%, 12/01/59	1,095	809,192

		31,143,911

State — 14.2%
California State Public Works Board, RB
4.00%, 11/01/46	2,000	2,038,018
Series D, 4.00%, 05/01/42	5,000	5,193,790
Series D, 4.00%, 05/01/45	4,950	5,142,976
Series F, 5.25%, 09/01/33	2,335	2,422,035
Series I, 5.50%, 11/01/33	2,000	2,091,092
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	275	296,676
Series A, 5.00%, 09/02/44	160	170,601
Series A, 5.00%, 09/02/48	160	169,601
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	300	315,391
4.00%, 09/02/50	240	214,688
5.00%, 09/02/50	240	249,228
Series C, 5.00%, 09/02/44	595	634,422
City of Roseville California, ST, 4.00%, 09/01/45	350	325,219
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/41	8,000	8,722,240
State of California, Refunding GO
5.00%, 08/01/37	13,000	14,812,499
3.00%, 10/01/37	12,000	11,315,724
Refunding GO, 4.00%, 10/01/44	5,000	5,152,730

		59,266,930

Tobacco — 1.2%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	245	231,809
5.00%, 06/01/50	265	279,338
Series A, 4.00%, 06/01/49	355	335,887

Security	Par (000)	Value

Tobacco (continued)
California County Tobacco Securitization Agency, Refunding RB, CAB(b) 0.00%, 06/01/55	$2,425	$503,374
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	317,999
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(b)	8,780	1,115,306
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	2,365	2,451,240

		5,234,953

Transportation — 19.8%
City & County of San Francisco California, Refunding COP, 4.00%, 04/01/43	10,865	10,971,368
City of Los Angeles Department of Airports, Refunding ARB
Series A, 5.00%, 05/15/39	4,060	4,560,756
AMT, 4.00%, 05/15/42	2,950	2,973,833
AMT, Subordinate, 5.00%, 05/15/36	5,000	5,503,940
AMT, Subordinate, 5.00%, 05/15/38	4,500	4,918,572
Series D, AMT, Subordinate, 4.00%, 05/15/51	5,000	5,022,670
County of Sacramento California Airport System Revenue, Refunding RB
4.00%, 07/01/39	1,900	1,937,487
Series A, 5.00%, 07/01/41	13,500	14,404,730
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	4,135	4,243,015
San Diego County Regional Airport Authority, Refunding ARB
Series A, Subordinate, 4.00%, 07/01/37	1,200	1,223,569
Series A, Subordinate, 4.00%, 07/01/38	1,350	1,379,492
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
AMT, 5.00%, 01/01/47	2,650	2,794,096
Series A, AMT, 5.00%, 05/01/42	16,735	17,699,053
Series A, AMT, 4.00%, 05/01/49	2,500	2,437,543
Series D, AMT, 5.25%, 05/01/48	2,250	2,411,552

		82,481,676

Utilities — 24.3%
Beverly Hills Public Financing Authority, RB
Series A, 4.00%, 06/01/38	2,250	2,399,553
Series A, 4.00%, 06/01/39	1,715	1,826,027
Series A, 4.00%, 06/01/40	1,080	1,147,155
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Subordinate, 4.00%, 06/01/52	5,400	5,564,592
East Bay Municipal Utility District Water System Revenue, RB, Series A, 5.00%, 06/01/45	3,245	3,578,599
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	4,000	4,396,540
Series A, 5.25%, 07/01/44	3,000	3,358,038
Series B, 5.00%, 07/01/43	7,940	8,872,458
Los Angeles Department of Water, RB
Series A, 5.00%, 07/01/42	10,670	11,777,653
Series B, 5.00%, 07/01/38	2,000	2,172,822
Orange County Water District Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,126,441
Sacramento Municipal Utility District, Refunding RB
Series H, 4.00%, 08/15/40	1,575	1,624,037
Series H, 4.00%, 08/15/45	31,560	32,544,262

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) July 31, 2022	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, 4.00%, 10/01/51	$3,600	$3,748,147
San Francisco City & County Public Utilities Commission Wastewater Revenue, RB, Series B, 5.00%, 10/01/43	2,485	2,793,960
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	3,800	3,895,471
South Coast Water District Financing Authority, Refunding RB, Series A, 5.00%, 02/01/44	9,130	10,398,486

		101,224,241

Total Municipal Bonds in California		445,743,086

Puerto Rico — 5.1%

State — 5.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,834,363
Series A-1, Restructured, 5.00%, 07/01/58	10,154	10,226,936
Series A-2, Restructured, 4.33%, 07/01/40	2,588	2,562,029
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,522,992
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	8,577	2,478,607

		20,624,927

Tobacco — 0.1%
Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	505	512,290

Total Municipal Bonds in Puerto Rico		21,137,217

Total Municipal Bonds — 111.9% (Cost: $475,649,778)		466,880,303

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

California — 50.9%

County/City/Special District/School District — 17.4%
Palomar Community College District, GO, Series C, 5.00%, 08/01/44	15,140	16,611,911
San Diego Unified School District, GO, Series I, 5.00%, 07/01/47	10,000	10,925,805
San Francisco Bay Area Rapid Transit District, GO, Series A, 5.00%, 08/01/47	10,615	11,624,880
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	22,230	22,458,491
Santa Monica Community College District, GO, Series A, 5.00%, 08/01/43	10,000	11,024,775

		72,645,862

Education — 16.7%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	11,792	12,668,578
University of California, RB, Series M, 5.00%, 05/15/42	10,000	10,947,515
University of California, Refunding RB
Series AI, 5.00%, 05/15/38	14,225	14,567,479
Series AM, 5.25%, 05/15/44(e)	5,000	5,256,000
Series AR, 5.00%, 05/15/41	10,165	10,995,315
Series I, 5.00%, 05/15/40	14,065	15,047,204

		69,482,091

Security	Par (000)	Value

Health — 4.2%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	$15,620	$17,611,519

State — 4.1%
State of California, Refunding GO, 4.00%, 10/01/39	16,620	17,076,260

Transportation — 6.8%
City of Los Angeles Department of Airports, ARB, AMT, Series D, 5.00%, 05/15/41	18,632	19,415,236
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series B, 5.00%, 05/01/41	8,720	9,175,446

		28,590,682

Utilities — 1.7%
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	6,412	6,947,946

Total Municipal Bonds in California		212,354,360

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.9% (Cost: $213,452,085)		212,354,360

Total Long-Term Investments — 162.8% (Cost: $689,101,863)		679,234,663

	Shares

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.89%(f)(g)	2,560,260	2,559,236

Total Short-Term Securities — 0.6% (Cost: $2,559,234)		2,559,236

Total Investments — 163.4% (Cost: $691,661,097)		681,793,899

Other Assets Less Liabilities — 1.6%		6,575,819

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.9)%		(99,819,342)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (41.1)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$417,250,376

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$—	$2,555,727	(a)	$—	$3,507	$2	$2,559,236	2,560,260	$8,808	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	207	09/21/22	$25,053	$(477,368)
U.S. Long Bond	239	09/21/22	34,259	(1,832,426)
5-Year U.S. Treasury Note	191	09/30/22	21,725	(261,067)

				$(2,570,861)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,570,861	$—	$2,570,861

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$5,551,191	$—	$5,551,191

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,752,949)	$—	$(1,752,949)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$81,116,592

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	BlackRock California Municipal Income Trust (BFZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$466,880,303	$—	$466,880,303
Municipal Bonds Transferred to Tender Option Bond Trusts.	—	212,354,360	—	212,354,360
Short-Term Securities
Money Market Funds	2,559,236	—	—	2,559,236

	$2,559,236	$679,234,663	$—	$681,793,899

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,570,861)	$—	$—	$(2,570,861)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(99,615,847)	$—	$(99,615,847)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(270,915,847)	$—	$(270,915,847)

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 5.1%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33.	$5,000	$5,237,255
Alabama Public School and College Authority, Refunding RB, Series A, 5.00%, 11/01/30	11,900	14,350,710
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,745,470
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,270,852
Series A, 5.00%, 07/01/32	1,150	1,324,119
Series A, 5.00%, 07/01/33	1,600	1,834,421
Black Belt Energy Gas District, RB(a)
4.00%, 10/01/52	12,025	12,273,280
Series B-2, 1.95%, 12/01/48	5,000	4,983,995
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	9,175,021
County of Jefferson Alabama Sewer Revenue, Refunding RB, CAB(b)
Series B, Senior Lien, (AGM), 0.00%, 10/01/31	7,375	4,571,681
Series B, Senior Lien, (AGM), 0.00%, 10/01/32	6,295	3,624,485
Series B, Senior Lien, (AGM), 0.00%, 10/01/33	1,275	688,499
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,107,814
Series A, 5.00%, 12/01/34	1,380	1,504,759
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	557,972
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	9,375	10,063,172
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,234,464
(AGM), 5.00%, 11/01/30	2,000	2,232,950

		86,780,919

Arizona — 2.4%
Arizona Health Facilities Authority, Refunding RB, Series B, 5.00%, 02/01/33	1,810	1,836,974
Arizona Industrial Development Authority, RB(c)
4.00%, 07/01/29	650	645,154
4.50%, 07/01/29	765	770,907
4.00%, 07/01/30	620	617,050
Series A, 4.00%, 07/01/29	4,135	4,065,561
Arizona Sports & Tourism Authority, Refunding RB, Senior Lien, (BAM), 5.00%, 07/01/30	12,000	13,921,584
Industrial Development Authority of the City of Phoenix, RB
6.00%, 07/01/23(d)	100	104,166
Series A, 5.75%, 07/01/24(c)	325	334,429
Series A, 5.00%, 07/01/33	1,000	1,000,322
Industrial Development Authority of the County of Pima, Refunding RB, Series A, 4.00%, 09/01/29	6,000	6,062,910
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(c)	855	853,668
Series A, 5.00%, 01/01/31	10,000	11,123,340

		41,336,065

Security	Par (000)	Value

California — 7.9%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(b)	$10,530	$7,821,705
Bay Area Toll Authority RB, 2.58%, 04/01/36(a)	3,000	3,025,599
Bay Area Toll Authority, Refunding RB(a)
1.78%, 04/01/56	2,000	1,954,080
Series E, 1.74%, 04/01/56	3,250	3,256,763
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	8,650	9,002,124
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,769,677
Series A, 5.00%, 11/15/33	1,855	2,042,533
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,682	3,588,087
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,195,000
California Municipal Finance Authority, RB, 4.00%, 10/01/33	2,500	2,534,060
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,036,163
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,309,346
Series A, 5.00%, 07/01/31	1,050	1,137,706
California School Finance Authority, RB(c)
5.00%, 06/01/30	565	582,946
Series A, 5.00%, 06/01/29	280	289,372
Series A, 4.00%, 06/01/31	265	257,039
Series A, 5.00%, 06/01/32	1,100	1,114,242
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,338,901
Series A, AMT, 5.00%, 05/15/32	1,800	2,000,515
Series A, AMT, 5.00%, 05/15/33	675	746,155
Series A, AMT, 5.00%, 05/15/34	1,650	1,814,234
Compton Unified School District, GO, CAB(b)
Series B, (BAM), 0.00%, 06/01/33	1,000	680,784
Series B, (BAM), 0.00%, 06/01/34	1,125	731,450
Series B, (BAM), 0.00%, 06/01/35	1,000	619,575
Series B, (BAM), 0.00%, 06/01/36	1,000	590,077
El Camino Community College District Foundation, GO, CAB(b)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,283,326
Series C, Election 2002, 0.00%, 08/01/31	12,465	9,609,505
Series C, Election 2002, 0.00%, 08/01/32	17,435	12,887,778
Los Angeles Unified School District, GO, Series A, Election 2008, 4.00%, 07/01/33	3,000	3,143,550
Monterey Peninsula Community College District, Refunding GO, CAB(b)
0.00%, 08/01/30	3,500	2,702,602
0.00%, 08/01/31	5,940	4,398,534
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,350	2,633,673
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	549,141
Series A, AMT, 5.00%, 03/01/31	1,500	1,641,917
Series A, AMT, 5.00%, 03/01/32	1,000	1,089,091
Series A, AMT, 5.00%, 03/01/33	975	1,056,536
Series A, AMT, 5.00%, 03/01/34	1,250	1,346,738
Series A, AMT, 5.00%, 03/01/35	2,000	2,143,630
Poway Unified School District, GO(b)
Series A, Election 2008, 0.00%, 08/01/30	10,000	8,152,900

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO(b) (continued)
Series A, Election 2008, 0.00%, 08/01/32	$12,500	$9,408,625
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,086,120
State of California, Refunding GO, 5.00%, 08/01/30	10,000	11,500,490
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	735,293

		134,807,582

Colorado — 3.9%
Aspen Valley Hospital District, Refunding GO, 5.00%, 12/01/30	620	744,805
Central Platte Valley Metropolitan District, GO(e)
Series A, 5.13%, 12/01/23	700	731,366
Series A, 5.50%, 12/01/23	750	787,289
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/33	25,000	27,813,050
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/30(b)	1,000	767,119
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(c)	1,185	1,152,713
Colorado Health Facilities Authority, RB
Series B, 2.63%, 05/15/29	2,100	1,917,111
Series D, 1.00%, 05/15/61(a)(f)	7,695	7,695,000
Colorado Health Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/22(e)	3,000	3,037,746
Series A, 4.00%, 08/01/37	3,000	3,011,544
E-470 Public Highway Authority, Refunding RB, Series B, 1.88%, 09/01/39(a)	1,475	1,468,790
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,624,696
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,624,058
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,460,612
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,622,372
Plaza Metropolitan District No.1, Refunding TA(c)
4.00%, 12/01/23	1,000	999,940
4.10%, 12/01/24	5,080	5,064,674
4.20%, 12/01/25	5,280	5,261,742
Tallyn’s Reach Metropolitan District No.3, GO, 5.00%, 12/01/23(c)(e)	481	501,192

		67,285,819

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,242,069
(SAP), 5.00%, 06/15/31	1,125	1,271,147
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(c)	370	390,171
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(c)	225	241,603
Series G-1, 5.00%, 07/01/28(c)	300	324,667
Series G-1, 5.00%, 07/01/29(c)	300	326,298
Series G-1, 5.00%, 07/01/30(c)	300	324,962
Series G-1, 5.00%, 07/01/32(c)	425	457,314
Series G-1, 5.00%, 07/01/34(c)	355	379,596

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Refunding RB (continued)
Series I-1, 5.00%, 07/01/35	$400	$435,926
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	7,947,352

		13,341,105

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/24	705	727,278
Series A, 5.00%, 07/01/25	805	839,444
Series A, 5.00%, 07/01/26	850	895,079
Series A, 5.00%, 07/01/27	890	944,327
Series A, 5.00%, 07/01/28	935	993,961
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,750,426
Series B, 1.25%, 10/01/40	500	476,201
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,246,296
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,377,634

		14,250,646

District of Columbia — 0.9%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	1,700	1,768,260
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	12,325	14,225,872

		15,994,132

Florida — 7.4%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,108,841
Capital Trust Agency, Inc., RB(c)
Series A, 4.00%, 06/15/29	1,675	1,633,783
Series A-1, 3.38%, 07/01/31	1,810	1,631,655
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	1,827,765
Senior Lien, 5.00%, 07/01/33	2,750	3,112,642
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	4,129,702
County of Broward Florida, RB, Series A, AMT, (AGM), 5.00%, 04/01/23(e)	600	613,649
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,680,405
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	7,013,943
County of Palm Beach Florida, RB, 5.00%, 04/01/29(c)	1,000	1,053,914
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(b)
Series B, 0.00%, 06/01/30	2,000	1,607,458
Series B, 0.00%, 06/01/31	1,295	1,002,314
Series B, 0.00%, 06/01/32	2,495	1,854,431
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,218,910
Florida Development Finance Corp., RB AMT, 5.00%, 05/01/29(c)	7,430	7,334,406

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Florida Development Finance Corp., RB (continued)
AMT, 3.00%, 06/01/32	$3,000	$2,528,370
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/24	105	103,890
4.00%, 06/01/25	100	97,865
4.00%, 06/01/26	110	106,300
4.00%, 09/15/30(c)	470	453,896
Greater Orlando Aviation Authority, Refunding RB, AMT, 5.00%, 11/15/36	250	250,492
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/30	2,325	2,656,764
Jacksonville Port Authority, Refunding ARB, AMT, 4.50%, 11/01/22(e)	5,825	5,870,168
JEA Electric System Revenue, Refunding RB, Series B-3, 1.35%, 10/01/36(a)	15,000	15,000,000
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(c)	540	518,378
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	354,478
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	943,131
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,048,361
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	13,407,008
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/30	200	218,688
Series B, 5.00%, 05/15/31	410	419,031
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	16,805	17,873,529
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(e)	3,825	3,942,848
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	949,874
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,949,293
St. Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/28	200	192,262
4.00%, 12/15/29	215	204,582
4.00%, 12/15/30	195	183,796
4.00%, 12/15/31	205	191,300
State Johns County Industrial Development Authority, Refunding RB, 4.00%, 12/15/25	180	177,453
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	512,660
Village Community Development District No.5, Refunding SAB
3.50%, 05/01/28	4,885	4,943,820
4.00%, 05/01/33	940	953,644
4.00%, 05/01/34	2,075	2,091,204

		126,966,903

Georgia — 5.7%
City of Atlanta GA Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,688,558
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,405,776
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,343,755
Series A, 5.00%, 05/15/30	8,000	8,578,112
Series A, 4.00%, 07/01/52(a)	3,500	3,669,054

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB (continued)
Series A, 4.00%, 09/01/52(a)	$15,000	$15,245,910
Series B, 5.00%, 12/01/52(a)(f)	38,690	41,469,915
Series C, 4.00%, 05/01/52(a)	5,360	5,469,274
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,674,016
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,274,520
Series A, 5.00%, 01/01/30	1,905	2,182,842
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,364,712
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,432,311

		97,798,755

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	500	534,783
Series F, 5.00%, 01/01/30	1,160	1,219,400
Series F, 5.00%, 01/01/31	1,250	1,316,149

		3,070,332

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(c)	175	185,181

Illinois — 15.6%
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/22	14,830	14,957,004
Series C, 5.00%, 12/01/30	7,025	7,565,068
Series F, 5.00%, 12/01/22	4,760	4,800,784
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,201,915
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,584,843
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,188,760
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,017,040
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,598,146
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,292,899
City of Chicago Illinois Wastewater Transmission Revenue, RB
2nd Lien, 4.00%, 01/01/31	10,375	10,387,678
2nd Lien, 4.00%, 01/01/32	10,790	10,802,851
2nd Lien, 4.00%, 01/01/33	11,220	11,233,026
2nd Lien, 4.00%, 01/01/35	9,135	9,145,112
City of Chicago, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,094,799
County of Cook Illinois, Refunding GO, Series C, 4.00%, 11/15/29	19,750	19,877,407
Illinois Finance Authority RB, 5.00%, 07/01/30	1,500	1,797,240
Illinois Finance Authority, Refunding RB
5.00%, 08/15/30	4,515	5,273,358
Series A, 4.00%, 11/01/24	425	419,336
Series A, 5.00%, 11/01/26	460	463,344
Series A, 5.00%, 11/01/28	1,745	1,750,928
Series A, 5.00%, 11/01/29	1,840	1,840,144
Series A, 5.00%, 10/01/30	1,000	1,103,512
Series A, 5.00%, 11/01/30	1,935	1,931,153
Series A, 5.00%, 11/15/31	8,415	8,972,073
Series A, 4.00%, 10/01/32	1,000	1,034,289
Series A, 5.00%, 11/15/32	2,075	2,212,035
Series A, 4.00%, 02/01/33	11,000	11,008,415
Series A, 5.00%, 11/15/33	2,125	2,264,256

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)

Illinois Finance Authority, Refunding RB (continued)
Series B, 5.00%, 08/15/30	$3,205	$3,559,540
Series B, 2.03%, 05/01/42(a)	1,750	1,685,481
Series C, 5.00%, 02/15/30	12,000	13,350,396
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	21,124,120
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	7,097,528
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,300,874
5.00%, 12/15/30	1,385	1,489,969
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	10,000	11,488,520
State of Illinois, GO
Series A, 5.00%, 12/01/26	10,805	11,756,153
Series A, 5.00%, 12/01/28	9,950	10,817,282
Series A, 5.00%, 03/01/32	1,500	1,672,811
Series A, 4.00%, 03/01/41	335	324,487
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	7,000	7,626,745
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(c)	370	347,989
Winnebago & Boone Counties School District No.205 Rockford, Refunding GO
4.00%, 02/01/29	9,080	9,180,198
4.00%, 02/01/30	9,835	9,940,766

		267,580,274

Indiana — 2.8%
City of Indianapolis Department of Public Utilities Water System Revenue, Refunding RB, Series A, 1st Lien, 5.00%, 10/01/35	10,000	11,333,880
City of Valparaiso Indiana, RB, AMT, 5.88%, 01/01/24	490	511,117
City of Whiting Indiana, RB, Series A, AMT, 5.00%, 03/01/46(a)	5,500	5,603,119
Indiana Finance Authority, Refunding RB
Class B, 1.63%, 03/01/39(a)	1,050	1,046,586
Series A, 4.00%, 05/01/23(e)	22,565	22,933,058
Series A, 4.13%, 12/01/26	3,665	3,680,166
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,106,309
5.00%, 07/01/33	1,400	1,546,178

		47,760,413

Iowa(a) — 1.5%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42	2,750	2,741,546
PEFA, Inc., RB, 5.00%, 09/01/49	21,415	22,600,492

		25,342,038

Kansas — 0.3%
City of Lenexa, Refunding RB, Series A, 5.00%, 05/15/24	1,550	1,580,208
City of Manhattan Kansas, RB
2.38%, 06/01/27	425	394,527
2.88%, 06/01/28	375	351,364

Security	Par (000)	Value

Kansas (continued)
City of Manhattan, Refunding RB, Series A, 4.00%, 06/01/26	$315	$315,645
City of Shawnee Kansas, RB, 4.00%, 08/01/31(c)	500	485,657
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,490,089

		4,617,490

Kentucky — 0.9%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,225	4,292,892
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series B, 0.00%, 07/01/30(b)	1,230	850,021
Series C, Convertible, 6.40%, 07/01/33(g)	1,500	1,640,413
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,905,250

		14,688,576

Louisiana — 1.5%
City of Ruston Louisiana, RB
(AGM), 5.00%, 06/01/29	1,060	1,161,980
(AGM), 5.00%, 06/01/30	1,000	1,095,659
(AGM), 5.00%, 06/01/31	1,020	1,117,023
(AGM), 5.00%, 06/01/32	1,225	1,340,864
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,116,596
Louisiana Public Facilities Authority, RB(c)
Series A, 5.00%, 06/01/29	710	726,046
Series A, 5.00%, 04/01/30	525	528,185
Series A, 5.00%, 06/01/31	500	497,772
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,347,123
5.00%, 05/15/30	990	1,079,130
3.00%, 05/15/31	2,225	2,170,094
5.00%, 05/15/32	1,485	1,615,573
5.00%, 05/15/33	2,175	2,353,374
Louisiana Stadium & Exposition District, RB,
4.00%, 07/03/23	1,000	1,010,289
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/30	3,000	3,080,826
Port New Orleans Board of Commissioners,
Refunding RB, Series B, AMT, 5.00%, 04/01/23(e)	2,875	2,941,433
Terrebonne Levee & Conservation District, RB, 5.00%, 07/01/23(e)	1,925	1,985,822

		25,167,789

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
5.00%, 01/01/33	695	770,139
5.00%, 01/01/34	305	336,085
4.00%, 01/01/35	1,000	1,010,133

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine (continued)
Maine Turnpike Authority, RB
5.00%, 07/01/29	$300	$354,226
5.00%, 07/01/30	275	328,971

		2,799,554

Maryland — 1.7%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	310	312,768
4.90%, 07/01/30	1,315	1,331,289
City of Baltimore Maryland, Refunding RB, 5.00%, 09/01/31	1,250	1,259,382
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(c)	585	613,482
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,929,779
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,340,362
5.00%, 07/01/31	2,400	2,605,669
5.00%, 07/01/32	500	556,313
5.00%, 07/01/33	2,585	2,796,699
5.00%, 07/01/34	775	853,117
Series A, 5.00%, 01/01/31	2,865	3,110,035
Series A, 5.00%, 01/01/32	3,010	3,256,429
Series A, 5.00%, 01/01/33	3,165	3,424,350
State of Maryland, GO, 1st Series, 3.00%, 03/15/34	5,000	5,071,980

		29,461,654

Massachusetts — 1.0%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	5,592,805
Massachusetts Bay Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 07/01/32(b)	4,000	2,941,188
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,153,468
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,208,898
Series A, 5.00%, 01/01/33	1,500	1,629,926
Series A, 5.00%, 01/01/34	2,085	2,250,094
Series A, 5.00%, 01/01/35	2,000	2,144,746

		17,921,125

Michigan — 2.5%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	771,724
5.00%, 04/01/27	580	614,063
5.00%, 04/01/28	665	709,093
5.00%, 04/01/29	665	706,332
5.00%, 04/01/30	510	540,119
5.00%, 04/01/31	735	776,384
5.00%, 04/01/32	625	659,068
5.00%, 04/01/33	830	873,958
Michigan Finance Authority, Refunding RB
5.00%, 08/15/23(e)	2,105	2,178,212
5.00%, 04/15/30	4,000	4,693,436
2.08%, 04/15/47(a)	16,595	17,113,992
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	949,393
Michigan Strategic Fund, RB AMT, 5.00%, 12/31/32	2,000	2,077,592

Security	Par (000)	Value

Michigan (continued)
Michigan Strategic Fund, RB (continued)
AMT, 4.00%, 10/01/61(a)	$1,730	$1,727,319
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	1,260	1,330,582
5.00%, 11/15/34	1,410	1,457,057
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,272,309
Series A, 5.00%, 07/01/32	1,430	1,568,966
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	963,452

		41,983,051

Minnesota — 0.4%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,162,207
Sartell-St Stephen Independent School District No.748, GO, CAB(b)
Series B, (SD CRED PROG), 0.00%, 02/01/30	3,915	3,098,123
Series B, (SD CRED PROG), 0.00%, 02/01/31	2,190	1,665,528
Series B, (SD CRED PROG), 0.00%, 02/01/32	1,450	1,057,892

		6,983,750

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,473,002
Series A, (AGM), 5.00%, 03/01/31	1,595	1,729,435
Series A, (AGM), 5.00%, 03/01/32	2,000	2,165,822
Series A, (AGM), 5.00%, 03/01/33	1,275	1,380,779
State of Mississippi, RB, Series E, 5.00%, 10/15/33	12,225	13,251,570

		21,000,608

Missouri — 0.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/01/30	3,000	3,069,600
5.00%, 05/15/31	1,175	1,298,720
4.00%, 05/15/32	1,680	1,748,833
4.00%, 05/15/33	2,000	2,065,046
Series A, 4.00%, 11/15/33	2,010	2,029,276
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	970	895,442

		11,106,917

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	10,126,893

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	3,600	3,877,938
Central Plains Energy Project, Refunding RB
5.00%, 09/01/27	5,000	5,012,350
5.00%, 09/01/32	4,500	4,511,119
Elkhorn School District, GO
4.00%, 12/15/32	325	348,740
4.00%, 12/15/33	375	398,166

		14,148,313

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada(c) — 0.1%
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	$335	$341,321
Series A, 4.50%, 12/15/29	540	547,116

		888,437

New Hampshire — 0.8%
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	290,487
4.00%, 01/01/29	300	304,678
4.00%, 01/01/30	280	282,392
AMT, 1.71%, 10/01/33(a)	7,180	7,092,296
Series A, AMT, 4.00%, 11/01/27(c)	2,205	2,194,377
New Hampshire State Turnpike System, RB, Series C, 4.00%, 08/01/33	4,350	4,350,000

		14,514,230

New Jersey — 12.0%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	184,387
(AGM), 4.00%, 04/01/31	175	188,581
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.00%, 11/01/22	1,390	1,400,046
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(d)	750	780,311
New Jersey Economic Development Authority, ARB
AMT, 5.25%, 09/15/29	6,500	6,568,711
Series A, AMT, 5.63%, 11/15/30	1,740	1,793,011
Series B, AMT, 5.63%, 11/15/30	1,315	1,354,450
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(c)	595	580,356
Series A, 4.00%, 07/01/29	350	358,319
Series A, 5.00%, 06/15/32	4,500	4,897,633
Series C, 5.00%, 06/15/32	3,600	3,918,107
Series DDD, 5.00%, 06/15/35	2,000	2,134,070
Series QQQ, 5.00%, 06/15/30	600	677,448
AMT, 5.00%, 01/01/28	4,705	4,832,435
New Jersey Economic Development Authority, Refunding RB (AGM), 5.00%, 06/01/28	1,000	1,116,759
5.00%, 01/01/29	2,280	2,462,808
(AGM), 5.00%, 06/01/30	1,500	1,673,370
(AGM), 5.00%, 06/01/31	1,750	1,950,186
(AGM), 4.00%, 06/01/32	2,125	2,227,102
Series MMM, 4.00%, 06/15/35	5,000	5,078,270
Sub-Series A, 4.00%, 07/01/32	9,855	10,040,451
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	4,856,905
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	5,964,109
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	1,500	1,626,027
5.00%, 07/01/29	4,150	4,522,931
5.00%, 07/01/30	3,500	3,810,873
Series A, 5.00%, 07/01/30	11,245	12,389,347
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	5,965,613
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,437,850

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance
Authority, RB (continued)
Series A, AMT, 4.00%, 12/01/32	$1,575	$1,633,518
Series A, AMT, 4.00%, 12/01/33	1,265	1,301,980
Series A, AMT, 4.00%, 12/01/34	630	647,554
Series A, AMT, 4.00%, 12/01/35	630	646,575
Series B, AMT, 5.00%, 12/01/23	50	52,006
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/23	215	223,626
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	10,440	10,602,081
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,572,109
Series AA, 5.25%, 06/15/28	4,500	4,866,282
Series BB, 5.00%, 06/15/30	1,500	1,670,288
Series C, 5.25%, 06/15/32	10,000	10,665,870
Series D, 5.00%, 06/15/32	5,000	5,304,295
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	7,144,553
Series A, 5.00%, 12/15/30	21,325	23,645,736
Newark Housing Authority Scholarship Foundation A New Jersey Non, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,515,780
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	521,868
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	18,250,869
Series A, 5.00%, 06/01/32	8,270	9,051,118
Township of Irvington New Jersey, Refunding GO, Series A, (AGM, SAW), 5.00%, 07/15/24(e)	3,450	3,659,125

		205,765,699

New Mexico — 1.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	476,175
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31	5,075	5,157,920
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34	1,625	1,656,028
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32	4,750	4,817,455
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33	8,120	8,219,454

		20,327,032

New York — 4.4%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(c)	470	487,653
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	4,723,447
Series A, (AGM), 5.00%, 04/01/35	4,385	4,950,266
Genesee County Funding Corp., Refunding RB, 5.00%, 12/01/30	500	559,241
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	229,932
5.00%, 06/01/31	300	347,230
5.00%, 06/01/32	100	115,164

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 1.83%, 11/01/32(a)	$2,875	$2,791,668
Sub-Series C-1, 5.00%, 11/15/34	10,000	10,736,380
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(b)	13,000	10,014,030
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,639,586
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	9,000	9,189,189
New York Transportation Development Corp., ARB
Series A, AMT, 4.00%, 07/01/32	5,500	5,508,806
Series A, AMT, 4.00%, 07/01/33	6,000	5,978,544
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	8,140	8,093,814
AMT, 4.00%, 10/31/34	350	337,210
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/29	235	259,543
Series A, Class A, AMT, 5.00%, 12/01/28	350	384,730
Series A, Class A, AMT, 5.00%, 12/01/30	250	276,100
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,308,758

		74,931,291

North Carolina — 1.6%
City of Charlotte, Refunding GO
Series A, 5.00%, 06/01/28	330	385,877
Series A, 5.00%, 06/01/29	350	415,751
Series A, 5.00%, 06/01/30	485	584,854
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	175	179,296
4.00%, 09/01/34	185	188,351
Series A, 4.00%, 10/01/27	600	617,729
University of North Carolina at Chapel Hill, Refunding RB(a)
Series A, 2.18%, 12/01/34	7,000	7,014,315
Series A, 2.18%, 12/01/41	17,845	18,012,779

		27,398,952

Ohio — 1.7%
Akron Bath Copley Joint Township Hospital District, Refunding RB, 5.00%, 11/15/30	1,010	1,176,820
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	460,456
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	6,000	5,908,602
County of Butler Ohio, Refunding RB
5.00%, 11/15/30	1,225	1,341,725
5.00%, 11/15/31	2,500	2,727,680
5.00%, 11/15/32	2,200	2,390,500
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,212,940
4.00%, 09/01/30(a)	1,650	1,728,359
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,591,005
Ohio State University, RB, 5.00%, 12/01/30	3,320	3,989,866

Security	Par (000)	Value

Ohio (continued)
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	$1,625	$1,756,295
AMT, (AGM), 5.00%, 12/31/30	2,400	2,592,641

		29,876,889

Oklahoma — 0.9%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/27	2,100	2,254,831
5.00%, 09/01/28	2,000	2,145,936
5.00%, 09/01/29	2,150	2,304,009
5.00%, 09/01/30	5,130	5,478,563
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,533,085

		14,716,424

Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	8,031,326
Oregon State Facilities Authority, Refunding RB, 5.00%, 06/01/30	4,750	5,374,069
Port of Morrow, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,304,766
Series D, 4.00%, 12/01/30	880	954,484

		15,664,645

Pennsylvania — 14.9%
Allegheny County Hospital Development Authority, RB, 2.03%, 11/15/47(a)	5,205	5,252,360
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,400,941
Series A, 5.00%, 04/01/34	3,345	3,630,228
Series A, 5.00%, 04/01/35	1,000	1,080,567
Allentown City School District, Refunding GO, Series B, (BAM, SAW), 5.00%, 02/01/31	4,000	4,633,696
Allentown Neighborhood Improvement Zone Development Authority, RB(c)
5.00%, 05/01/23	160	162,247
5.00%, 05/01/28	835	898,454
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29	450	493,418
5.00%, 05/01/30	450	495,995
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	586,926
5.00%, 07/01/30	700	741,826
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	2,186,712
Series A, 5.00%, 10/01/32	1,450	1,626,857
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(c)	219	222,780
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,818,940
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	10,360,802
(AGM), 4.00%, 08/01/32	6,000	6,271,428
Series A, 5.00%, 08/01/30	4,500	5,093,807
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	4,096,676

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	$6,000	$6,658,152
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/30	7,000	7,523,243
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	570	593,811
5.00%, 01/01/30	1,285	1,338,311
5.00%, 01/01/32	1,510	1,584,281
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,365,247
East Hempfield Township Industrial Development Authority, RB(e)
5.00%, 07/01/23	1,280	1,319,703
5.00%, 07/01/25	825	899,179
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,401,896
Series A-2, 5.00%, 02/15/34	1,750	1,896,711
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,547,536
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	167,610
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,766,858
4.00%, 09/01/36	1,500	1,519,728
Series A, 5.00%, 09/01/31	1,750	1,941,142
Series A, 5.00%, 09/01/32	1,315	1,452,996
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	2,021,714
Series A, 5.25%, 01/15/25(e)	3,250	3,518,801
Northampton County General Purpose Authority, RB, Series A, 5.00%, 08/15/23(e)	10,000	10,343,890
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,990,350
Pennsylvania Economic Development Financing Authority, RB Series A-1, 5.00%, 04/15/30	2,500	2,877,715
AMT, 5.00%, 12/31/29	5,000	5,331,550
AMT, 5.00%, 12/31/30	13,100	13,901,825
AMT, 5.00%, 12/31/34	16,500	17,241,081
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	4,944,393
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	7,910	8,738,533
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	461,229
5.00%, 05/01/31	1,275	1,383,755
4.00%, 05/01/32	3,000	2,965,083
5.00%, 05/01/32	1,750	1,887,639
5.00%, 05/01/33	3,320	3,577,453
5.00%, 05/01/35	1,000	1,058,467
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 1.90%, 04/01/30	1,625	1,508,281
Series 137, 1.95%, 10/01/30	875	806,347

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	$9,000	$8,703,045
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	936,828
Series B, 5.00%, 12/01/30	620	733,080
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,332,598
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,511,901
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,408,860
Pennsylvania Turnpike Commission, Refunding RB
2nd Series, 5.00%, 12/01/32	1,000	1,110,598
2nd Series, 5.00%, 12/01/35	2,005	2,193,514
2nd Sub Series, 5.00%, 12/01/33	1,815	2,008,722
2nd Sub Series, 5.00%, 12/01/34	1,500	1,648,929
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,431,700
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	350	349,272
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	935,414
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	470,969
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	241,199
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,745,890
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	510,767
Series A, (GTD), 4.00%, 07/01/33	440	451,969
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	132,946
Series A, 4.00%, 11/15/28	105	107,169
Series A, 4.00%, 11/15/29	140	140,395
Series A, 4.00%, 11/15/30	190	189,515
Series A, 4.00%, 11/15/31	200	198,428
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,638,594
(BAM), 5.00%, 08/15/31	5,000	5,685,625
(BAM), 5.00%, 08/15/32	17,945	20,325,817

		254,732,914

Puerto Rico(b) — 4.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB
Series A-1, Restructured, 0.00%, 07/01/29	14,055	10,833,678
Series A-1, Restructured, 0.00%, 07/01/31	38,523	26,953,965
Series A-1, Restructured, 0.00%, 07/01/33	43,149	27,267,752
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,022,774
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,091,113

		73,169,282

Rhode Island — 1.0%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	1,500	1,592,145
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,206,645
Series A, AMT, 5.00%, 12/01/30	1,300	1,482,043

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	$2,750	$2,871,374
Series A, 5.00%, 06/01/29	4,500	4,694,980
Series A, 5.00%, 06/01/30	4,215	4,396,456

		17,243,643

South Carolina — 0.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,850,380
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,206,776

		14,057,156

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,012,442
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,472,640
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,430,564
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	5,000	5,117,570
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,419,500

		20,452,716

Texas — 13.3%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	3,260	3,103,950
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(e)	4,275	4,665,851
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	13,116,025
Series C, 5.00%, 08/15/33	14,000	14,683,256
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,325,788
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,085,102
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/30	1,900	1,911,172
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33.	7,000	7,926,373
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,384,880
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	8,113,937
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,719,643
Clifton Higher Education Finance Corp., Refunding RB
Series A, 3.10%, 12/01/22	165	165,285
Series A, (PSF-GTD), 4.00%, 08/15/31	1,250	1,318,779
Series A, 3.95%, 12/01/32	1,800	1,778,414
County of Harris Texas, Refunding RB, Series C, Senior Lien, 4.00%, 08/15/33	12,325	12,339,063
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	1,165	1,243,283
4.00%, 02/15/35	725	759,982

Security	Par (000)	Value

Texas (continued)
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	$5,000	$5,889,475
DeSoto Independent School District, Refunding GO, (PSF-GTD), 5.00%, 08/15/30	3,980	4,661,225
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	500	502,560
Series B, 6.38%, 01/01/33	460	462,958
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,153,886
Series A, 5.00%, 01/01/33	1,090	1,090,952
Series A, 5.00%, 06/01/33	3,000	3,003,048
Leander Independent School District, Refunding GO, CAB(b)
Series D, (PSF-GTD), 0.00%, 08/15/24(e)	4,485	2,866,857
Series D, (PSF), 0.00%, 08/15/24(e)	125	83,938
Series D, (PSF-GTD), 0.00%, 08/15/31	1,200	828,107
Series D, (PSF), 0.00%, 08/15/32	1,875	1,238,589
Matagorda County Navigation District No.1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	26,120	28,283,206
Series B-2, 4.00%, 06/01/30	12,995	13,121,181
Series B, AMT, (AMBAC), 4.55%, 05/01/30	10,000	10,738,500
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/31	6,235	4,462,851
Series A, 0.00%, 09/15/32	15,135	10,275,757
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(c)	3,805	3,889,764
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(c)	335	337,862
Socorro Independent School District, Refunding GO, Series B, (PSF-GTD), 4.00%, 08/15/34	3,000	3,164,631
Spring Branch Independent School District, GO, (PSF-GTD), 3.00%, 02/01/33	5,000	5,061,090
Tarrant County Cultural Education Facilities Finance Corp., RB
Series A, 4.00%, 05/15/23(e)	15,920	16,228,383
Series B, 5.00%, 07/01/35	6,000	6,642,120
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,037,172
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	15,935	17,475,803
5.00%, 12/15/32	5,000	5,539,945
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,749,929

		227,430,572

Utah — 0.3%
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,257,600

Virginia — 0.3%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	499,963
Fairfax County Economic Development Authority, RB, Series A, 5.00%, 12/01/23(e)	2,000	2,085,878

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Hanover County Economic Development Authority, RB, 4.00%, 07/01/30(c)	$1,000	$982,108
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	1,650	1,651,018

		5,218,967

Washington — 2.0%
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	7,401,088
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,593,466
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	10,296,925
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,990	4,917,301
Washington State Housing Finance Commission, Refunding RB
5.00%, 07/01/28	1,000	1,023,592
5.00%, 07/01/33	1,100	1,124,665
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,089,903
Series A, 5.00%, 01/01/32	1,140	1,241,994

		33,688,934

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,169,334
Series A, 5.00%, 06/01/33	1,100	1,210,218

		3,379,552

Wisconsin — 2.9%
Public Finance Authority, RB(c)
4.00%, 06/15/30	1,520	1,506,621
5.00%, 01/01/31	650	674,210
5.00%, 06/15/31	720	722,487
Series A, 4.00%, 07/15/29	645	664,154
Series A, 4.00%, 03/01/30	1,305	1,271,831
Series A, 3.75%, 06/01/30	345	327,994
Public Finance Authority, Refunding RB
3.00%, 12/01/26	250	246,316
4.00%, 09/01/29(c)	375	359,870
4.00%, 10/01/41(a)	7,000	7,432,600
AMT, 2.63%, 11/01/25	3,000	2,998,419
Series B, AMT, 5.25%, 07/01/28	2,250	2,253,755
State of Wisconsin, GO, Series A, 1.75%, 05/01/25(a)	8,960	9,109,166
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 10/01/32	4,520	4,542,243
5.00%, 04/01/35	2,500	2,845,710
Series C-4, 1.98%, 08/15/54(a)	8,200	8,270,110
Wisconsin Housing & Economic Development Authority, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	7,123,369

		50,348,855

Total Municipal Bonds — 131.6% (Cost: $2,245,794,814)		2,251,569,674

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Colorado(i) — 4.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/29	$33,820	$34,094,862
Series A, AMT, 4.25%, 11/15/30	35,210	35,496,158
Series A, AMT, 4.25%, 11/15/31	8,085	8,150,708
Series A, AMT, 4.25%, 11/15/32	2,230	2,248,124

		79,989,852

Florida(i) — 5.5%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,259,175
Series Q-1, 4.00%, 10/01/30	18,095	18,157,282
Series Q-1, 4.00%, 10/01/31	18,820	18,884,769
Series Q-1, 4.00%, 10/01/32	19,575	19,642,361
Series Q-1, 4.00%, 10/01/33	20,355	20,425,054

		94,368,641

Iowa — 2.4%
State of Iowa Board of Regents, RB
4.00%, 09/01/28	3,375	3,382,788
4.00%, 09/01/29	6,525	6,540,056
4.00%, 09/01/30	6,325	6,339,595
4.00%, 09/01/31	8,650	8,669,960
4.00%, 09/01/32	7,750	7,767,883
4.00%, 09/01/33	9,375	9,396,633

		42,096,915

Massachusetts — 1.3%
Commonwealth of Massachusetts, Refunding GO, Series A, (AMBAC), 5.50%, 08/01/30	18,070	22,100,396

Nevada — 1.1%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	17,710	18,402,041

New Jersey — 1.9%
State of New Jersey, GO, Series A, 4.00%, 06/01/30	30,000	32,782,950

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 03/01/32(i)	20,000	22,870,140

Texas(i) — 4.7%
San Antonio Public Facilities Corp., Refunding RB
4.00%, 09/15/30	15,000	15,040,414
4.00%, 09/15/31	19,475	19,527,471
4.00%, 09/15/32	18,075	18,123,699
4.00%, 09/15/33	11,000	11,029,637
4.00%, 09/15/34	11,885	11,917,021
4.00%, 09/15/35	4,500	4,512,124

		80,150,366

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 22.9% (Cost: $391,309,218)		392,761,301

Total Long-Term Investments — 154.5% (Cost: $2,637,104,032)		2,644,330,975

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(j)(k)	53,003,762	$53,019,664

Total Short-Term Securities — 3.1% (Cost: $53,018,555)		53,019,664

Total Investments — 157.6% (Cost: $2,690,122,587)		2,697,350,639

Liabilities in Excess of Other Assets — (0.5)%		(8,621,056)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(227,905,196)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.8)%		(749,736,546)

Net Assets Applicable to Common Shares — 100.0%		$1,711,087,841

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	When-issued security.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2022 to September 15, 2030, is $171,383,041. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$50,951,950	$2,064,486	(a)	$—	$10,546	$(7,318)	$53,019,664	53,003,762	$64,341	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,251,569,674	$—	$2,251,569,674
Municipal Bonds Transferred to Tender Option Bond Trusts	—	392,761,301	—	392,761,301
Short-Term Securities
Money Market Funds	53,019,664	—	—	53,019,664

	$53,019,664	$2,644,330,975	$—	$2,697,350,639

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal 2030 Target Term Trust (BTT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(227,399,979)	$—	$(227,399,979)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(977,399,979)	$—	$(977,399,979)

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 109.6%

Corporate — 1.1%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	$9,665	$9,879,128
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	4,000	4,107,144

		13,986,272
County/City/Special District/School District — 36.1%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	2,000	1,825,060
California Municipal Finance Authority, RB, 5.00%, 06/01/43	2,000	2,192,012
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	570	523,106
Series B, 4.00%, 09/02/50	690	597,388
Series C, 4.00%, 09/02/40	4,015	3,684,682
Series C, 4.00%, 09/02/50	2,885	2,497,772
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	1,000	1,078,820
5.00%, 09/02/44	1,150	1,226,194
5.00%, 09/02/49	1,675	1,773,334
Series C, 5.00%, 09/02/39	850	916,997
Series C, 5.00%, 09/02/49	865	915,782
California Statewide Communities Development Authority, ST
4.00%, 09/01/41	700	635,118
4.00%, 09/01/51	1,350	1,194,419
Chabot-Las Positas Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	1,500	1,515,612
Chaffey Joint Union High School District, GO, CAB(b)
Series C, Election 2012, 0.00%, 08/01/32	500	351,874
Series C, Election 2012, 0.00%, 08/01/33	1,000	669,517
Series C, Election 2012, 0.00%, 08/01/34	1,015	648,196
Series C, Election 2012, 0.00%, 08/01/35	1,090	663,463
Series C, Election 2012, 0.00%, 08/01/36	1,000	580,377
Series C, Election 2012, 0.00%, 08/01/37	1,300	719,216
Series C, Election 2012, 0.00%, 08/01/38	1,255	662,870
Series C, Election 2012, 0.00%, 08/01/39	1,500	757,460
Series C, Election 2012, 0.00%, 08/01/40	3,705	1,789,385
Series C, Election 2012, 0.00%, 08/01/41	610	281,649
Series C, Election 2012, 0.00%, 02/01/42	700	315,949
ChiNo.Valley Unified School District, GO
Series B, 4.00%, 08/01/45	640	652,582
Series B, 5.00%, 08/01/55	1,285	1,440,286
City of Dixon California, ST, 4.00%, 09/01/45	1,000	948,153
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,800	1,805,767
City of Roseville California, ST, 4.00%, 09/01/50	1,000	909,997
City of Sacramento California Transient Occupancy Tax Revenue, RB
Series A, 5.00%, 06/01/43	1,230	1,330,491
Series A, 5.00%, 06/01/48	3,750	4,023,690
Coronado Community Development Agency
Successor Agency, Refunding TA, Series A, 5.00%, 09/01/33	1,785	1,941,202

Security	Par (000)	Value

County/City/Special District/School District (continued)
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(c)	$15,000	$15,840,135
El Monte City School District, GO, Series B, Election 2014, 5.50%, 08/01/46	4,265	4,744,459
Elk Grove Unified School District, GO, Election 2016, 4.00%, 08/01/46	10,000	10,160,050
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	11,300	11,373,834
Fowler Unified School District, GO, Series A, Election 2016, (BAM), 5.25%, 08/01/46	3,700	4,094,257
Fremont Union High School District, Refunding GO, 4.00%, 08/01/40	2,500	2,532,105
Garden Grove Unified School District, GO, Series C, Election 2010, 5.25%, 08/01/23(c)	8,225	8,519,869
Gilroy Unified School District, GO, 4.00%, 08/01/48	9,500	9,558,406
Glendale Community College District, GO, Series A, Election 2016, 4.00%, 08/01/46	8,000	8,079,904
Glendale Community College District, GO, CAB(b)
Series B, 0.00%, 08/01/41	2,465	1,081,955
Series B, 0.00%, 08/01/42	2,650	1,108,866
Series B, 0.00%, 08/01/43	3,580	1,429,272
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	4,000	4,042,256
Indio Finance Authority, Refunding RB(d)
Series A, 5.25%, 11/01/47	2,225	2,494,534
Series A, 5.25%, 11/01/52	7,000	7,935,690
Kern Community College District, GO(c)
Series C, 5.25%, 11/01/23	11,430	11,920,381
Series C, 5.75%, 11/01/23	12,085	12,677,673
Los Alamitos Unified School District, Refunding GO, 5.25%, 08/01/23(c)	3,700	3,832,612
Los Angeles County Facilities Inc., RB, 5.00%, 12/01/51	11,140	12,028,014
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.00%, 07/01/42	2,135	2,360,247
Series A, 5.00%, 07/01/44	2,000	2,250,286
Series A, 5.00%, 07/01/45	6,585	7,565,375
Los Angeles County Public Works Financing Authority, Refunding RB
Series A, 5.00%, 12/01/44	14,095	14,953,470
Series D, 5.00%, 12/01/45	1,430	1,528,997
Series F, 4.00%, 12/01/46	4,190	4,350,406
Los Angeles Unified School District, GO
Series C, 4.00%, 07/01/39	5,875	6,081,759
Series B-1, GO, Election of 2008, Series B-1, 5.25%, 07/01/42	7,075	7,897,773
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	5,421,165
Mount San Antonio Community College District, Refunding GO
Series A, Election 2008, 5.00%, 08/01/23(c)	4,500	4,650,579
Series A, Election 2018, 5.00%, 08/01/44	8,000	8,993,944
Mount San Jacinto Community College District, GO
Series A, Election 2014, 5.00%, 08/01/35	3,565	3,887,091
Series C, Election 2018, 2.38%, 08/01/51	6,115	4,196,119
Natomas Unified School District, GO, Election 2014, (BAM), 4.00%, 08/01/42	5,000	5,082,385
Newport Mesa Unified School District Refunding GO, CAB, 0.00%, 08/01/45(b)	8,485	3,366,101

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Oceanside Unified School District GO, Series E, 4.00%, 08/01/48	$3,275	$3,295,066
Orange County Community Facilities District, ST
4.00%, 08/15/40	820	789,795
4.00%, 08/15/50	755	687,145
Perris Union High School District, GO, Series B, (BAM), 5.25%, 09/01/39	2,715	2,961,079
Perris Union High School District, Refunding COP, (BAM), 4.00%, 10/01/43	10,000	10,091,300
Rio Elementary School District, GO, Series A, (AGM), 5.25%, 08/15/25(c)	5,865	6,477,640
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(c)	4,000	4,450,216
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	9,500	9,526,638
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,027,540
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,608,968
Series A, (BAM), 5.00%, 09/01/41	3,000	3,183,351
San Benito High School District, GO, Election 2016, 4.00%, 08/01/48	5,000	5,056,170
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	9,045	9,543,696
San Diego Unified School District, GO, Series B, 3.25%, 07/01/48	6,000	5,395,086
San Diego Unified School District, GO, CAB(b)
Series K-2, 0.00%, 07/01/38	2,755	1,492,028
Series K-2, 0.00%, 07/01/39	3,340	1,720,177
Series K-2, 0.00%, 07/01/40	4,285	2,129,396
San Francisco Bay Area Rapid Transit District, GO
Series C-1, 3.00%, 08/01/50	2,500	2,101,412
Series A, Election 2016, 4.00%, 08/01/42	6,000	6,112,986
Elsction 2016, 4.25%, 08/01/52	16,500	17,071,873
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(c)	14,175	14,574,348
San Luis Obispo County Community College District, Refunding GO, Series B, 4.00%, 08/01/43	3,555	3,622,705
San Marcos Redevelopment Agency Successor Agency, Refunding TA
Series A, 5.00%, 10/01/32	1,700	1,837,287
Series A, 5.00%, 10/01/33	1,125	1,215,604
San Mateo JT Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	14,488,859
Santa Clara County Financing Authority, RB
Series A, 4.00%, 04/01/43	6,355	6,436,128
Series A, 4.00%, 05/01/45	5,000	5,051,395
Santa Clara Unified School District, GO, Elsction 2018, 4.00%, 07/01/48	15,000	15,145,710
Santa Clarita Community College District, Refunding GO, 4.00%, 08/01/46	10,000	10,097,190
Santa Monica Community College District, GO, Series A, Elsction 2016, 5.00%, 08/01/43	10,000	11,024,780
South San Francisco Public Facilities Financing Authority, RB
4.00%, 06/01/42	500	513,806
5.25%, 06/01/46	750	852,962
Southwestern Community College District, GO, Series D, 3.00%, 08/01/41	7,370	6,609,600

Security	Par (000)	Value

County/City/Special District/School District (continued)
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/49	$2,500	$2,722,960
Series B, Subordinate, 5.00%, 10/01/35	300	343,829
Series B, Subordinate, 5.00%, 10/01/38	600	679,901
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,432,884
West Contra Costa Unified School District, GO(c)
Series B, Election 2010, 5.50%, 08/01/23	6,195	6,432,349
Series A, Elsction 2012, 5.50%, 08/01/23	7,500	7,788,180
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,420	3,539,762

		473,240,190

Education — 13.5%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/53	10,000	10,709,690
Series V-1, 5.00%, 05/01/49	5,800	7,327,761
California Enterprise Development Authority, RB
Series A, 5.00%, 08/01/50	650	667,589
Series A, 5.00%, 08/01/55	1,000	1,021,963
Series A, 5.00%, 08/01/57	600	611,997
California Enterprise Development Authority,
Refunding RB(e)
4.00%, 06/01/51	625	513,174
4.00%, 06/01/61	345	272,212
California Municipal Finance Authority, RB
3.00%, 10/01/41	965	806,464
4.00%, 10/01/46	965	930,267
4.00%, 10/01/51	1,150	1,097,170
(BAM), 3.00%, 05/15/54	3,000	2,402,850
Series A, 5.50%, 08/01/34(e)	465	471,032
Series A, 5.00%, 10/01/39(e)	680	670,765
Series A, 5.00%, 10/01/49(e)	1,145	1,080,104
Series A, 5.00%, 10/01/57(e)	2,255	2,079,146
California Municipal Finance Authority, Refunding RB
5.00%, 08/01/39(e)	2,040	2,133,064
5.00%, 08/01/48(e)	1,245	1,256,220
Series B, 5.00%, 01/01/42	1,750	1,864,097
California Public Finance Authority, RB, Series A, 5.00%, 07/01/54(e)	195	172,977
California School Finance Authority, RB
6.65%, 07/01/33	595	605,007
5.00%, 06/01/40(e)	660	666,755
6.90%, 07/01/43	1,330	1,350,987
5.00%, 06/01/50(e)	1,030	1,025,982
5.00%, 08/01/52(e)	1,875	1,978,198
5.00%, 06/01/59(e)	1,645	1,609,491
(NPFGC), 5.00%, 06/01/61(e)	820	781,692
5.00%, 08/01/61(e)	5,315	5,608,101
4.00%, 06/01/51(e)	800	656,863
Series A, 6.00%, 07/01/33	1,500	1,536,243
Series A, 5.00%, 06/01/39(e)	740	750,749
Series A, (NPFGC), 5.00%, 06/01/41(e)	440	437,104
Series A, 6.30%, 07/01/43	3,000	3,076,938
Series A, 5.00%, 07/01/49(e)	1,850	1,963,033
Series A, (NPFGC), 5.00%, 06/01/51(e)	600	581,711
Series A, 5.00%, 06/01/58(e)	9,215	8,936,336
Series A, 5.00%, 07/01/59(e)	2,565	2,451,814
Series A, 4.00%, 06/01/61(e)	1,300	1,025,727
Series B, 4.00%, 07/01/45(e)	1,035	877,558

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California School Finance Authority, Refunding RB(e) 5.00%, 08/01/46	$1,145	$1,179,786
Series A, 5.00%, 07/01/36	755	790,881
California State University, Refunding RB, Series A, 5.00%, 11/01/42	13,430	14,709,785
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,148,820
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,308,118
Hastings Campus Housing Finance Authority, RB(e)
Series A, 5.00%, 07/01/45	1,870	1,896,453
Series A, 5.00%, 07/01/61	9,360	9,372,271
University of California, RB, Series M, 5.00%, 05/15/47	15,000	16,383,375
University of California, Refunding RB
Series AM, 5.25%, 05/15/36	2,970	3,148,375
Series AO, 5.00%, 05/15/40	5,430	5,793,354
Series AZ, 5.00%, 05/15/43	12,000	13,230,636
Series AZ, 4.00%, 05/15/48	6,000	6,103,002
Series BE, 4.00%, 05/15/47	10,000	10,231,100
Series BH, 4.00%, 05/15/51	15,000	15,302,700

		176,607,487

Health — 9.6%
California Health Facilities Financing Authority, RB
4.00%, 11/15/47	825	840,339
5.00%, 08/15/55	9,000	9,560,736
Series A, 5.00%, 11/15/35	1,960	2,141,690
Series A, 4.00%, 11/15/42	450	456,132
RB, 5.00%, 11/15/49	5,000	5,172,090
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/40	700	776,551
Series A, 5.00%, 07/01/37(c)	10,000	10,311,250
Series A, 4.00%, 03/01/39	895	895,711
Series A, 4.00%, 03/01/43	1,315	1,300,514
Series A, 4.00%, 04/01/45	3,570	3,518,021
Series A, 4.00%, 08/15/48	7,250	7,269,046
Series A, 5.00%, 11/15/48	7,280	7,823,015
Series A, 3.00%, 08/15/51	13,975	11,903,821
Series B, 5.00%, 11/15/26(c)	3,385	3,838,512
California Municipal Finance Authority, RB
4.00%, 11/15/52	1,000	830,699
4.00%, 11/15/56	1,100	898,994
Series A, 3.00%, 02/01/46	5,000	4,044,315
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/37	3,110	3,321,004
Series A, 5.00%, 11/01/39(e)	600	621,909
Series A, 5.00%, 02/01/42	9,250	9,811,956
Series A, 5.00%, 11/01/49(e)	675	683,670
California Statewide Communities Development Authority, RB
4.25%, 01/01/43	3,450	3,437,780
4.00%, 08/01/45	5,000	4,580,140
4.00%, 07/01/48	4,000	4,042,048
California Statewide Communities Development Authority, Refunding RB
4.00%, 04/01/42	5,600	5,573,260
4.00%, 04/01/47	3,975	3,890,340
5.00%, 04/01/47	2,995	3,157,389

Security	Par (000)	Value

Health (continued)
California Statewide Communities Development Authority, Refunding RB (continued)
Series A, 5.00%, 08/15/51	$1,635	$1,731,233
Series A, 5.00%, 12/01/53	1,000	1,077,616
Series A, 4.00%, 12/01/57	6,500	6,512,493
Series A, 5.00%, 12/01/57	1,750	1,886,721
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series L, 5.00%, 05/15/47	4,000	4,256,836

		126,165,831

Housing — 11.9%
California Community Housing Agency, RB, M/F Housing(e)
4.00%, 08/01/46	2,495	2,091,716
Series A, 5.00%, 04/01/49	9,400	8,433,238
Series A, 4.00%, 02/01/56	6,115	5,042,099
Series A-1, 4.00%, 08/01/50	1,160	980,278
Series A-1, 3.00%, 02/01/57	6,005	4,350,724
Series A-2, 4.00%, 08/01/47	3,735	3,074,454
Series A-2, 4.00%, 02/01/50	1,105	908,501
Series A-2, 4.00%, 08/01/51	7,055	5,187,944
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	4,950	4,682,643
Series 2021-1, Class A, 3.50%, 11/20/35	3,275	3,191,534
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	14,850	15,467,042
Series A, 4.25%, 01/15/35	2,239	2,332,692
California Housing Finance, RB, M/F Housing, Series 2, Class A, 4.00%, 03/20/33	7,901	8,180,524
City & County of San Francisco California, RB, M/F Housing, Series J, (FNMA), 2.55%, 07/01/39	5,000	4,299,540
CMFA Special Finance Agency VII, RB, M/F Housing, Series A1, 3.00%, 08/01/56(e)	1,035	774,747
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(e)	5,935	4,442,632
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(e)	2,605	1,978,638
CMFA Special Finance Agency, RB, M/F Housing(e)
Series A, 4.00%, 12/01/45	2,805	2,346,946
Series A-2, 4.00%, 08/01/45	3,410	2,822,975
CSCDA Community Improvement Authority, RB, M/F Housing(e)
4.00%, 10/01/46	5,285	4,315,810
2.65%, 12/01/46	3,535	2,830,821
4.00%, 07/01/56	7,520	6,027,944
4.00%, 08/01/56	10,990	9,316,959
4.00%, 10/01/56	1,000	914,750
4.00%, 12/01/56	765	613,530
3.25%, 04/01/57	3,675	2,848,265
4.00%, 04/01/57	4,910	3,867,406
4.00%, 05/01/57	5,660	4,463,035
Series A, 5.00%, 07/01/51	1,075	1,054,860
Series A, 3.00%, 09/01/56	1,475	1,129,290
Series A, Class 2, 4.00%, 06/01/58	6,480	5,574,880
Series A-2, 3.00%, 02/01/57	1,625	1,213,846
Series B, 4.00%, 02/01/57	1,585	1,217,992
Senior Lien, 3.00%, 06/01/47	2,705	2,148,638
Senior Lien, 3.13%, 06/01/57	2,705	1,962,537
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	3,770	3,079,325

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(e) (continued) Series B, Sub Lien, 4.00%, 12/01/59	$575	$424,918
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Series CA, Class A, 3.35%, 11/25/33	17,734	18,053,361
Santa Clara County Housing Authority, RB, M/F Housing, Series A, AMT, 6.00%, 08/01/41	3,500	3,504,267

		155,151,301

State — 5.9%
California State Public Works Board, RB
Series D, 4.00%, 05/01/47	9,000	9,287,892
Series I, 5.50%, 11/01/33	4,590	4,799,056
California Statewide Communities Development Authority, SAB
Series A, 5.00%, 09/02/39	190	204,976
Series A, 5.00%, 09/02/44	110	117,288
Series A, 5.00%, 09/02/48	110	116,601
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/40	950	998,740
4.00%, 09/02/50	760	679,844
5.00%, 09/02/50	760	789,221
Series C, 5.00%, 09/02/44	130	138,613
City of Roseville California, ST, 4.00%, 09/01/45	100	92,920
State of California, GO
4.00%, 03/01/46	10,000	10,356,070
4.00%, 04/01/49	5,550	5,719,103
4.00%, 03/01/50	5,000	5,140,925
State of California, Refunding GO
5.00%, 03/01/35	9,000	10,492,560
4.00%, 10/01/37	9,385	9,982,937
4.00%, 10/01/39	10,000	10,430,860
5.00%, 09/01/41	530	619,410
4.00%, 10/01/41	1,000	1,053,011
3.00%, 04/01/52	5,590	4,919,005
Various Purposes, 4.00%, 03/01/40	1,000	1,036,144

		76,975,176

Tobacco — 1.8%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	755	714,351
5.00%, 06/01/50	540	569,218
Series A, 4.00%, 06/01/49	2,105	1,993,816
Series B-1, Subordinate, 4.00%, 06/01/49	185	190,175
California County Tobacco Securitization Agency, Refunding RB, CAB(b) 0.00%, 06/01/55	7,575	1,572,396
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,611,738
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/28(c)	5,390	6,319,270
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(b)	21,730	2,760,319

Security	Par (000)	Value

Tobacco (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	$3,435	$3,560,257
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	25,600	4,547,635

		23,839,175

Transportation — 21.3%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	3,000	3,179,124
Bay Area Toll Authority, Refunding RB 4.00%, 04/01/47	5,000	5,008,495
Sub-Series S-8, Subordinate, 3.00%, 04/01/54	13,180	10,228,339
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	6,710,795
AMT, Senior Lien, 4.00%, 12/31/47	21,415	19,336,953
AMT, Senior Lien, (AGM), 4.00%, 12/31/47	2,845	2,658,305
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	4,915	5,288,673
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.25%, 05/15/38	1,735	1,909,836
Series A, AMT, 5.00%, 05/15/40	3,830	3,994,759
Series B, AMT, 5.00%, 05/15/36	2,865	3,059,834
Series D, AMT, 5.00%, 05/15/35	4,000	4,288,024
Series D, AMT, 5.00%, 05/15/36	3,000	3,201,663
Sub-Series A, AMT, 5.00%, 05/15/47	6,725	7,074,572
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,468,651
Series C, AMT, Subordinate, 5.00%, 05/15/44	5,955	6,333,845
City of Los Angeles Department of Airports, Refunding ARB
5.00%, 05/15/43	7,000	7,823,620
AMT, 4.00%, 05/15/42	1,000	1,008,079
AMT, 5.00%, 05/15/43	2,175	2,347,849
AMT, 5.00%, 05/15/45	7,940	8,784,705
AMT, 3.25%, 05/15/49	1,500	1,207,746
Series D, AMT, Subordinate, 4.00%, 05/15/39	4,305	4,434,460
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	13,290	14,180,656
Sub-Series B, 5.00%, 07/01/41	3,000	3,191,256
Series C, AMT, 5.00%, 07/01/37	3,000	3,250,620
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	10,000	8,841,620
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.00%, 07/01/41	1,300	1,455,407
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/32	1,800	2,044,784
Series A, AMT, 5.00%, 03/01/41	6,150	6,447,980
Series A, AMT, 5.00%, 03/01/47	18,540	19,371,704
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	700	718,285
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	715	692,129
Senior Lien, 4.00%, 06/01/46	1,235	1,225,934
Senior Lien, 3.00%, 06/01/49	6,000	4,929,222
San Diego County Regional Airport Authority, ARB Series B, AMT, 5.00%, 07/01/47	6,000	6,303,900

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
San Diego County Regional Airport Authority, ARB (continued)
Series B, AMT, Subordinate, 5.00%, 07/01/56	$3,000	$3,204,927
Series B, AMT, Subordinate, 4.00%, 07/01/56	5,000	4,848,385
San Diego County Regional Airport Authority, Refunding ARB
Series A, 5.00%, 07/01/42.	4,275	4,605,714
AMT, Subordinate, 5.00%, 07/01/37	350	384,315
AMT, Subordinate, 5.00%, 07/01/38	350	383,383
AMT, Subordinate, 5.00%, 07/01/39	500	546,980
AMT, Subordinate, 5.00%, 07/01/40	700	764,093
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series B, 4.00%, 05/01/52	5,500	5,546,200
Series 2020, AMT, 4.00%, 05/01/39	6,800	6,796,192
Series A, AMT, 5.00%, 05/01/40	3,785	3,920,336
Series A, AMT, 5.00%, 05/01/44	2,660	2,727,556
Series A, AMT, 5.00%, 05/01/49	33,250	35,438,083
Series B, AMT, 5.00%, 05/01/46	12,300	12,801,754
Series D, AMT, 5.00%, 05/01/43	7,715	8,205,929
Series D, AMT, 5.25%, 05/01/48	2,250	2,411,552
Series E, AMT, 5.00%, 05/01/45	2,515	2,693,268

		279,280,491

Utilities — 8.4%
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	5,704,905
City of Riverside California Electric Revenue, Refunding RB, Series A, 5.00%, 10/01/43	3,500	3,875,907
City of San Francisco CA Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	16,935	17,200,321
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/36	2,335	2,514,566
East Bay Municipal Utility District Water System Revenue, RB
Series A, 4.00%, 06/01/45	4,585	4,711,496
Series A, 5.00%, 06/01/49	11,190	12,630,936
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	3,000	3,266,574
Los Angeles Department of Water & Power Water System Revenue, Refunding RB
Series A, 5.00%, 07/01/47	3,475	3,948,267
Series B, 5.00%, 07/01/43	5,940	6,637,582
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 07/01/47	925	1,078,855
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/43	2,350	2,734,415
Los Angeles Department of Water, RB, Series A, 5.00%, 07/01/42	12,265	13,538,230
Mountain House Public Financing Authority, RB, Series A, (BAM), 4.00%, 12/01/55	4,500	4,432,046
Sacramento Municipal Utility District, Refunding RB, Series H, 4.00%, 08/15/45	3,065	3,160,588

Security	Par (000)	Value

Utilities (continued)
San Diego Public Facilities Financing Authority, Refunding RB
Series A, Subordinate, 5.00%, 08/01/43	$9,655	$10,674,829
Series A, Subordinate, 5.25%, 08/01/47	5,000	5,605,215
San Francisco City & County Public Utilities Commission Power Revenue, RB, Series A, 5.00%, 11/01/39	5,245	5,666,357
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	2,000	2,050,248

		109,431,337

Total Municipal Bonds in California		1,434,677,260

Puerto Rico — 4.9%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	10,719	10,678,922
Series A-1, Restructured, 5.00%, 07/01/58	19,006	19,142,520
Series A-2, Restructured, 4.33%, 07/01/40	5,766	5,708,138
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,409,308
Series B-1, Restructured, 4.75%, 07/01/53	1,583	1,574,097
Series B-1, Restructured, 5.00%, 07/01/58	8,899	8,973,458
Series B-2, Restructured, 4.33%, 07/01/40	7,022	6,853,479
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,521,710
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	26,291	7,597,652

		64,459,284

Tobacco — 0.0%

Children’s Trust Fund, Refunding RB, 5.50%, 05/15/39	95	96,371

Total Municipal Bonds in Puerto Rico		64,555,655

Total Municipal Bonds — 114.5% (Cost: $1,528,431,047)		1,499,232,915

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 49.7%

County/City/Special District/School District — 15.3%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	9,500	10,275,846
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	4,996	5,092,648
Livermore Valley Joint Unified School District, GO, 4.00%, 08/01/46	15,000	15,108,730
Marin Healthcare District, GO, 4.00%, 08/01/45	10,000	10,087,034
Palomar Community College District, GO, Series C, 5.00%, 08/01/44	15,140	16,611,911
Riverside County Public Financing Authority, RB, 5.25%, 11/01/45(c)	20,000	22,251,067
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	19,995	21,758,026
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	13,170	13,355,584

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/45(c)	$35,230	$38,742,704
Southwestern Community College District, GO, Series D, 5.00%, 08/01/44(c)	10,820	11,872,218
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	34,000	34,708,748

		199,864,516

Education — 8.5%
California State University, Refunding RB
Series A, 5.00%, 11/01/41	9,775	10,621,558
Series A, 5.00%, 11/01/43	24,003	25,788,456
Series A, 4.00%, 11/01/45	7,980	8,049,689
Oakland Unified School District, GO, Series A, 4.00%, 08/01/46	14,530	14,774,910
University of California, Refunding RB
Series I, 5.00%, 05/15/40	42,980	45,981,419
Series Q, 4.00%, 05/15/51	6,000	6,068,248

		111,284,280

Health — 14.2%
California Health Facilities Financing Authority, RB 5.00%, 11/15/56	12,000	12,964,172
Series A, 4.00%, 11/15/42	7,500	7,602,198
Series A, 5.00%, 08/15/52(c)	10,000	10,342,985
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/43	44,365	48,730,510
Series A, 4.00%, 10/01/47	11,015	11,036,714
Sub-Series A-2, 4.00%, 11/01/44	31,000	31,253,828
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	56,410	63,602,157

		185,532,564

State — 0.2%
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,325,354

Transportation — 7.9%
Bay Area Toll Authority, Refunding RB(g)
4.00%, 04/01/42	11,250	11,350,438
4.00%, 04/01/49	16,560	16,553,906
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	11,000	11,473,192
Series A, AMT, 5.00%, 05/15/45	10,045	10,457,985
Series B, AMT, 5.00%, 05/15/41	7,290	7,676,014
Series B, AMT, 5.00%, 05/15/46	5,000	5,226,810
Series D, AMT, 5.00%, 05/15/41	26,643	27,762,849
Los Angeles County Facilities Inc., RB, Series A, 5.00%, 12/01/51(c)(g)	11,420	12,784,127

		103,285,321

Utilities — 3.6%
Beaumont Public Improvement Authority, RB, Series A, 5.00%, 09/01/49	6,000	6,516,630
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	20,080	21,584,203

Security	Par (000)	Value

Utilities (continued)
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 4.00%, 06/01/52	$10,000	$10,304,800
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,115,792

		47,521,425

Total Municipal Bonds in California		650,813,460

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.7% (Cost: $638,625,176)		650,813,460

Total Long-Term Investments — 164.2% (Cost: $2,167,056,223)		2,150,046,375

	Shares

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.89%(h)(i)	23,063,521	23,054,296

Total Short-Term Securities — 1.8% (Cost: $23,048,431)		23,054,296

Total Investments — 166.0% (Cost: $2,190,104,654)		2,173,100,671

Other Assets Less Liabilities — 0.8%		10,954,044

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (26.6)%		(348,354,397)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (40.2)%		(526,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,309,300,318

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	When-issued security.
(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to June 1, 2026, is $27,955,079. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$19,391,202	$3,677,361	(a)	$—	$(12,367)	$(1,900)	$23,054,296	23,063,521	$80,253	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	318	09/21/22	$38,488	$(254,542)
U.S. Long Bond	325	09/21/22	46,587	(839,507)
5-Year U.S. Treasury Note	373	09/30/22	42,426	(191,291)

				$(1,285,340)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,285,340	$—	$1,285,340

(a) Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,019,290	$—	$1,019,290

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,285,340)	$—	$(1,285,340)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$75,438,289

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,499,232,915	$—	$1,499,232,915
Municipal Bonds Transferred to Tender Option Bond Trusts	—	650,813,460	—	650,813,460
Short-Term Securities
Money Market Funds	23,054,296	—	—	23,054,296

	$23,054,296	$2,150,046,375	$—	$2,173,100,671

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,285,340)	$—	$—	$(1,285,340)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(347,600,400)	$—	$(347,600,400)
VMTP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)

	$—	$(874,000,400)	$—	$(874,000,400)

See notes to financial statements.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.9%
Black Belt Energy Gas District, RB, Series B-2, 1.95%, 12/01/48(a)	$2,500	$2,491,997

Arizona — 2.4%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	550	524,460
Series A, 5.00%, 07/01/39(b)	465	468,625
Series A, (BAM), 4.00%, 06/01/44	730	693,040
Series A, 5.00%, 07/01/49(b)	525	525,708
Series A, 5.00%, 07/01/54(b)	405	405,186
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	522,695
Maricopa County Industrial Development Authority, Refunding RB(b)
5.00%, 07/01/39	195	199,886
5.00%, 07/01/54	450	454,318
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,450	2,716,354

		6,510,272

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,370	1,329,559

California — 15.2%
Bay Area Toll Authority, Refunding RB, 1.78%, 04/01/56(a)	500	488,520
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(a)	500	520,354
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	200	179,431
Series A-2, 4.00%, 08/01/47	1,300	1,070,091
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	936,973
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	589	556,521
Series 2021-1, Class A, 3.50%, 11/20/35	657	640,218
California Municipal Finance Authority, ARB, AMT,
Senior Lien, 5.00%, 12/31/43	1,400	1,445,402
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,306,965
Series I, 5.50%, 11/01/30	5,000	5,231,060
Series I, 5.50%, 11/01/31	3,130	3,273,839
Series I, 5.50%, 11/01/33	3,000	3,136,638
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	130	98,742
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	105	97,523
4.00%, 10/01/56	160	146,360
4.00%, 12/01/56	200	160,400
3.00%, 03/01/57	415	309,882
Series A, Class 2, 4.00%, 06/01/58	910	782,892
Senior Lien, 3.13%, 06/01/57	515	373,644
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	845	690,194
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	3,665	465,558

Security	Par (000)	Value

California (continued)
Kern Community College District, GO, Series C, 5.50%, 11/01/23(d)	$2,445	$2,557,421
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(d)	5,905	6,075,926
Series J, 5.25%, 05/15/38	1,675	1,719,103
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, RB, Series A, 3.00%, 07/01/44	3,400	2,970,522
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,800	1,844,116
Series A, AMT, 5.25%, 05/01/33	1,410	1,441,505
Series A, AMT, 5.00%, 05/01/44	1,860	1,907,238
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	992,571

		41,419,609

Colorado — 3.5%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,561,794
Series A, AMT, 5.50%, 11/15/30	565	588,025
Series A, AMT, 5.50%, 11/15/31	675	702,353
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	1,700	1,812,050
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	790	800,692
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	1,050	1,028,149
Colorado Health Facilities Authority, RB, Series D, 1.00%, 05/15/61(a)	1,290	1,290,000
E-470 Public Highway Authority, Refunding RB, Series B, 1.88%, 09/01/39(a)	260	258,905
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	875,725
STC Metropolitan District No.2, Refunding GO, Series A, 5.00%, 12/01/38	715	716,794

		9,634,487

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	1,015	1,084,058
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,878,989

		2,963,047

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	1,400	1,489,960

Florida — 17.1%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	430,647
Series A, 5.50%, 06/01/57	165	156,374
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,101,958
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.13%, 10/01/23(d)	5,665	5,878,451
Series A, AMT, 5.00%, 10/01/45	1,440	1,485,635

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(d)	$5,155	$5,185,028
County of Miami-Dade Seaport Department, ARB(d)
Series A, 5.38%, 10/01/23	1,765	1,840,355
Series A, 5.50%, 10/01/23	3,000	3,132,390
Series B, AMT, 6.00%, 10/01/23	1,060	1,112,859
Series B, AMT, 6.25%, 10/01/23	800	840,440
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	735	595,823
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	238,781
4.20%, 05/01/50	450	391,412
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	470	463,953
Series A, AMT, 5.00%, 08/01/29(a)	190	190,000
Florida Development Finance Corp., Refunding RB(b)
6.50%, 06/30/57	335	342,222
Series C, 5.00%, 09/15/50	260	252,929
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(d)	2,995	3,120,658
JEA Electric System Revenue, Refunding RB, Series B-3, 1.35%, 10/01/36(a)	4,000	4,000,000
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	65	65,153
Miami-Dade County Seaport Department, Refunding RB
4.00%, 10/01/49	2,320	2,297,947
Series A-1, AMT, (AGM), 4.00%, 10/01/45	3,230	3,178,427
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	649,348
4.00%, 05/01/50	640	591,953
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	200	207,321
Series A, 5.00%, 11/01/52	285	295,056
Series B, 5.00%, 11/15/42	230	246,347
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	2,001,623
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,805	1,860,080
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	380	345,078

		46,498,248

Georgia — 2.1%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	815	835,778
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	199,212
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	950	1,034,236
Series B, 5.00%, 12/01/52(a)	2,015	2,159,780
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,509,043

		5,738,049

Security	Par (000)	Value

Hawaii — 1.8%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	$2,805	$2,901,851
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	740	762,276
AMT, 5.25%, 08/01/26	1,205	1,240,441

		4,904,568

Illinois — 10.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	950	1,004,833
Series A, 5.00%, 12/01/38	390	411,008
Series A, 5.00%, 12/01/39	1,050	1,105,810
Series A, 5.00%, 12/01/47	455	479,662
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,140	1,167,664
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,014,484
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,521,441
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	2,000	2,026,124
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	735	768,204
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	2,990,200
Cook County Community College District No.508, GO
5.25%, 12/01/30	1,270	1,313,151
5.50%, 12/01/38	1,205	1,247,253
5.25%, 12/01/43	2,960	3,008,304
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	1,305	1,189,812
Series C, 5.00%, 02/15/41	975	1,039,018
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,090	1,126,157
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	675	636,128
State of Illinois, GO
5.25%, 02/01/31	1,495	1,555,253
5.25%, 02/01/32	2,320	2,412,401
5.50%, 07/01/33	1,000	1,027,233
5.50%, 07/01/38	700	717,618
Series A, 4.00%, 03/01/41	50	48,431
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/45(b)	715	671,083

		28,481,272

Indiana — 0.4%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	282,179
Series A, 5.00%, 06/01/51	220	199,618
Series A, 5.00%, 06/01/56	190	169,689
Series A, AMT, 5.00%, 07/01/23(d)	460	472,453

		1,123,939

Iowa — 1.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	3,283,054

Kentucky — 0.2%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	425	426,842

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.9%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	$2,225	$2,327,087

Maryland — 3.4%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,603,238
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,354,148
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/34	4,780	5,411,275

		9,368,661

Massachusetts — 1.2%
Commonwealth of Massachusetts, GO, Series B, 3.00%, 04/01/49	1,300	1,063,056
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	987,829
Series A, 5.00%, 01/01/47	420	434,522
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	745	782,365

		3,267,772

Michigan — 2.6%
Michigan Finance Authority, Refunding RB
2.08%, 04/15/47(a)	2,910	3,001,007
4.00%, 09/01/50	445	434,573
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	175	168,674
Series A, 2.55%, 10/01/51	3,540	2,615,738
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	895	902,479

		7,122,471

Minnesota — 0.4%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	956,674

Mississippi — 2.5%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,343,975
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(d)	1,000	1,036,199
State of Mississippi, RB
Series A, 5.00%, 10/15/37	565	618,215
Series A, 4.00%, 10/15/38	2,815	2,837,208

		6,835,597

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	115	116,153
Series B-2, 3.60%, 12/01/47	175	178,460

		294,613

Nebraska — 0.9%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	2,380	2,563,748

Nevada — 4.1%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,183,207
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	120	112,851

Security	Par (000)	Value

Nevada (continued)
City of Las Vegas Nevada Special Improvement District No.814, SAB (continued)
4.00%, 06/01/44	$330	$298,705
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	2,690	2,707,829
Series A-1, (AGM), 4.00%, 06/01/46	2,910	2,914,892
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	2,065	2,321,589
Series A, 5.00%, 06/01/37	500	557,590
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	275	288,101
5.00%, 07/01/45	340	351,268
5.00%, 07/01/51	365	373,177

		11,109,209

New Hampshire(a)(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	315	274,213
Series B, AMT, 3.75%, 07/01/45	670	584,700

		858,913

New Jersey — 10.6%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	880,038
Series A, 5.00%, 06/15/47	2,500	2,625,388
Series LLL, 5.00%, 06/15/34	635	695,119
AMT, (AGM), 5.00%, 01/01/31	1,355	1,402,472
AMT, 5.38%, 01/01/43	1,940	1,983,247
New Jersey Higher Education Student Assistance
Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,195	1,176,494
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,404,401
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series A, AMT, 3.80%, 10/01/32	1,930	1,959,963
New Jersey Transportation Trust Fund Authority, RB
4.00%, 06/15/50	1,500	1,460,790
Series AA, 5.50%, 06/15/39	3,040	3,111,309
Series BB, 4.00%, 06/15/50	2,775	2,699,667
Series S, 5.25%, 06/15/43	2,980	3,215,414
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	2,735	2,986,822
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	2,355	2,447,917
Sub-Series B, 5.00%, 06/01/46	870	888,769

		28,937,810

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	170	153,877

New York — 3.7%
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	1,550	1,583,137
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	740	685,172
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series F-1, Subordinate, 5.00%, 02/01/47	510	571,733

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	$1,750	$1,744,445
Series 1, Class 1, 5.00%, 11/15/44(b)	960	962,985
Series A, 3.00%, 11/15/51	210	163,346
New York State Thruway Authority, RB, 4.13%, 03/15/56	1,675	1,678,824
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	345	358,324
AMT, 5.00%, 10/01/40	975	1,002,497
AMT, 4.00%, 04/30/53	605	527,330
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	940,123

		10,217,916

North Carolina — 2.2%
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/50	195	171,791
Series A, 5.00%, 10/01/50	515	537,765
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	270	331,282
University of North Carolina at Chapel Hill, Refunding RB, Series A, 2.18%, 12/01/41(a)	4,970	5,016,728

		6,057,566

North Dakota — 0.2%
University of North Dakota, COP, Series A, (AGM), 4.00%, 06/01/46	510	518,056

Ohio — 3.6%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	453,663
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,015	4,000,546
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	255	258,524
4.00%, 07/01/51	220	220,908
Ohio Turnpike & Infrastructure Commission, Refunding RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,500	2,548,652
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,236,445

		9,718,738

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,190,411

Pennsylvania — 10.6%
Allegheny County Hospital Development Authority, RB, 2.03%, 11/15/47(a)	1,040	1,049,463
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(d)	2,500	2,577,092
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	81,006
4.00%, 07/01/51	100	79,305
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,215	1,227,278
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 05/01/57	3,290	3,592,716
Series A, 5.00%, 09/01/48	1,690	1,810,074
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	210	166,010

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing (continued)
Series 125B, AMT, 3.65%, 10/01/42	$3,000	$2,816,118
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,439,799
Series A, Subordinate, 5.00%, 12/01/39	1,330	1,445,890
Series A, Subordinate, 5.00%, 12/01/44	2,290	2,459,913
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	2,707,026
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	1,165	1,004,836
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	1,485	1,665,301
(SAW), 5.00%, 03/01/43	1,100	1,222,692
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,451,152

		28,795,671

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,882	3,867,485
Series A-1, Restructured, 5.00%, 07/01/58	5,266	5,303,826
Series A-2, Restructured, 4.33%, 07/01/40	1,279	1,266,165
Series A-2, Restructured, 4.78%, 07/01/58	264	263,269
Series B-1, Restructured, 4.75%, 07/01/53	407	404,711
Series B-2, Restructured, 4.78%, 07/01/58	394	390,589
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,757	1,374,692

		12,870,737

South Carolina — 4.3%
Charleston County Airport District, ARB
Series A, AMT, 6.00%, 07/01/38	2,940	3,037,964
Series A, AMT, 5.50%, 07/01/41	2,500	2,570,925
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(d)	3,760	3,931,843
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(b)	825	753,136
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,446,276

		11,740,144

Tennessee — 1.2%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,147,939

Texas — 6.5%
City of Beaumont Texas, GO, 5.25%, 03/01/23(d)	2,345	2,399,704
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	395	395,409
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	225	231,459
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37.	2,010	2,242,523
Series A, AMT, 5.00%, 07/01/27	220	227,419
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,215,693
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	439,992

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	$1,775	$1,898,996
Red River Education Finance Corp., RB, 5.25%, 03/15/23(d)	1,070	1,095,112
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,500	2,767,550
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	252,969
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/29	1,165	1,281,387
5.00%, 12/15/31	1,770	1,954,650
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	360	369,129

		17,771,992

Utah(b) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	170	167,051
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	325	327,997

		495,048

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,766,309

Virginia — 1.9%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	938,164
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,131,844

		5,070,008

Washington — 4.4%
Central Puget Sound Regional Transit Authority, RB, Series 2015, 1.53%, 11/01/45(a)	3,000	2,908,920
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	691,939
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	2,485	2,679,804
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,126,735
Series B, 5.00%, 07/01/38	1,155	1,290,893
State of Washington, GO, Series C, 5.00%, 02/01/36	3,000	3,391,890

		12,090,181

Wisconsin — 2.8%
Public Finance Authority, RB
5.00%, 06/15/51(b)	550	485,618
5.00%, 10/15/51(b)	210	199,535
Series A, 4.00%, 11/15/37	175	170,556
Series A, 5.00%, 11/15/41	330	354,337
Series A, 5.00%, 07/01/55(b)	305	292,270
Series A, 5.00%, 10/15/55(b)	955	883,334
Series A-1, 4.50%, 01/01/35(b)	520	510,412
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	254,483
Series A, 5.00%, 11/15/49	570	590,805

Security	Par (000)	Value

Wisconsin (continued)
State of Wisconsin, GO, Series A, 1.75%, 05/01/25(a)	$1,560	$1,585,971
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,275,159

		7,602,480

Total Municipal Bonds — 132.2% (Cost: $359,262,915)		360,144,531

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 2.9%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	7,499	8,087,070

Colorado(f) — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	3,262	3,545,436
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	1,710	1,656,004

		5,201,440

Connecticut — 1.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,061	3,235,331

Illinois — 3.5%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	760	761,598
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	1,980	2,123,300
Series B, 5.00%, 01/01/40	6,148	6,632,718

		9,517,616

Louisiana — 3.4%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	3,015	3,060,694
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	6,057	6,148,819
		9,209,513

Maryland — 5.0%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	2,499	2,615,108
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/47	9,817	10,980,469

		13,595,577

Michigan(f) — 2.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	3,728	3,708,857
Series A, 4.00%, 02/15/44	3,332	3,315,663

		7,024,520

Pennsylvania — 6.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	3,600	3,725,636
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	4,996	4,823,708

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(f)	$5,929	$6,059,168
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,106,908

		16,715,420

Texas — 1.6%
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23	4,296	4,442,832

Virginia — 1.5%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(f)	3,720	4,009,267

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 29.7% (Cost: $81,488,265)		81,038,586

Total Long-Term Investments — 161.9% (Cost: $440,751,180)		441,183,117

	Shares

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(g)(h)	4,487,223	4,488,570

Total Short-Term Securities — 1.6% (Cost: $4,488,181)		4,488,570

Total Investments — 163.5% (Cost: $445,239,361)		445,671,687

Other Assets Less Liabilities — 2.3%		6,154,196

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.7)%		(48,262,271)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.1)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$272,563,612

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2024 to August 1, 2027, is $17,624,010. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$4,488,349	(a)	$—	$(168)	$389	$4,488,570	4,487,223	$12,306	$—

(a)	Represents net amount purchased (sold).

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	81	09/21/22	$9,804	$(152,884)
U.S. Long Bond	83	09/21/22	11,898	(269,532)
5-Year U.S. Treasury Note	92	09/30/22	10,464	(117,600)

				$(540,016)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$540,016	$—	$540,016

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$404,615	$—	$404,615

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(204,155)	$—	$(204,155)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short.	$13,395,422

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$360,144,531	$—	$360,144,531
Municipal Bonds Transferred to Tender Option Bond Trusts	—	81,038,586	—	81,038,586

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$4,488,570	$—	$—	$4,488,570

	$4,488,570	$441,183,117	$—	$445,671,687

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts.	$(540,016)	$—	$—	$(540,016)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(48,172,149)	$—	$(48,172,149)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(179,172,149)	$—	$(179,172,149)

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2022

	BFZ	BTT	MUC	MUE

ASSETS
Investments, at value — unaffiliated(a)	$679,234,663	$2,644,330,975	$2,150,046,375	$441,183,117
Investments, at value — affiliated(b)	2,559,236	53,019,664	23,054,296	4,488,570
Cash pledged for futures contracts	1,564,000	—	2,339,000	596,000
Receivables:
Investments sold	—	22,681,330	35,000	6,422,724
Dividends — affiliated	766	27,429	15,805	2,599
Interest — unaffiliated	7,468,606	24,012,804	26,802,269	4,267,274
Prepaid expenses	7,736	21,686	192,770	28,299

Total assets	690,835,007	2,744,093,888	2,202,485,515	456,988,583

ACCRUED LIABILITIES
Bank overdraft	—	—	90,761	8,015
Payables:
Investments purchased	—	48,838,941	9,983,401	3,424,107
Accounting services fees	31,018	182,353	207,137	56,340
Capital shares redeemed	140,716	—	—	—
Custodian fees	6,932	19,775	18,592	3,853
Income dividend distributions — Common Shares	1,340,894	4,399,547	5,364,059	1,182,762
Interest expense and fees	203,495	505,217	753,997	90,122
Investment advisory fees	661,026	1,768,299	1,822,430	376,031
Trustees’ and Officer’s fees	78,456	13,292	602,723	2,416
Other accrued expenses	53,452	18,285	92,009	7,333
Professional fees	77,696	75,129	85,220	62,538
Reorganization costs	—	—	49,982	—
Transfer agent fees	16,140	48,684	29,892	17,787
Variation margin on futures contracts	58,959	—	84,594	21,518

Total accrued liabilities	2,668,784	55,869,522	19,184,797	5,252,822

OTHER LIABILITIES
TOB Trust Certificates	99,615,847	227,399,979	347,600,400	48,172,149
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,736,546	—	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,300,000	—	526,400,000	131,000,000

Total other liabilities	270,915,847	977,136,525	874,000,400	179,172,149

Total liabilities	273,584,631	1,033,006,047	893,185,197	184,424,971

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$417,250,376	$1,711,087,841	$1,309,300,318	$272,563,612

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$437,248,829	$1,685,128,039	$1,376,608,546	$290,790,013
Accumulated earnings (loss)	(19,998,453)	25,959,802	(67,308,228)	(18,226,401)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$417,250,376	$1,711,087,841	$1,309,300,318	$272,563,612

Net asset value per Common Share	$13.41	$24.27	$13.42	$12.10

(a) Investments, at cost — unaffiliated	$689,101,863	$2,637,104,032	$2,167,056,223	$440,751,180
(b) Investments, at cost — affiliated	$2,559,234	$53,018,555	$23,048,431	$4,488,181
(c) Preferred Shares outstanding	1,713	150	5,264	1,310
(d) Preferred Shares authorized	1,713	150	20,864	9,490
(e) Par value per Preferred Share	$0.001	$0.001	$0.10	$0.10
(f) Common Shares outstanding	31,124,940	70,505,571	97,528,364	22,525,806
(g) Common Shares authorized	Unlimited	Unlimited	199,979,136	199,990,510
(h) Par value per Common Share	$0.001	$0.001	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations

Year Ended July 31, 2022

	BFZ	BTT	MUC	MUE

INVESTMENT INCOME
Dividends — affiliated	$8,808	$64,341	$80,253	$12,306
Interest — unaffiliated	24,216,197	86,625,142	47,844,078	17,743,307

Total investment income	24,225,005	86,689,483	47,924,331	17,755,613

EXPENSES
Investment advisory	4,472,066	11,144,247	7,574,536	2,703,138
Accounting services	46,340	249,930	177,395	85,298
Transfer agent	28,080	68,001	39,481	29,407
Trustees and Officer	22,329	98,707	14,794	17,899
Custodian	12,098	29,818	17,712	4,784
Registration	10,507	23,697	13,785	8,197
Reorganization	—	—	375,545	—
Miscellaneous	130,068	152,115	348,962	158,462

Total expenses excluding interest expense, fees and amortization of offering costs	4,721,488	11,766,515	8,562,210	3,007,185
Interest expense, fees and amortization of offering costs(a)	3,029,826	9,269,073	6,000,164	2,217,192

Total expenses	7,751,314	21,035,588	14,562,374	5,224,377
Less:
Fees waived and/or reimbursed by the Manager	(804)	(14,714)	(558,089)	(174,221)

Total expenses after fees waived and/or reimbursed	7,750,510	21,020,874	14,004,285	5,050,156

Net investment income	16,474,495	65,668,609	33,920,046	12,705,457

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,266,029)	10,116,601	(19,518,067)	(4,941,229)
Investments — affiliated	3,507	10,546	(12,367)	(168)
Futures contracts	5,551,191	—	1,019,290	404,615

	(5,711,331)	10,127,147	(18,511,144)	(4,536,782)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(81,529,566)	(237,934,288)	(109,047,447)	(47,672,197)
Investments — affiliated	2	(7,318)	(1,900)	389
Futures contracts	(1,752,949)	—	(1,285,340)	(204,155)

	(83,282,513)	(237,941,606)	(110,334,687)	(47,875,963)

Net realized and unrealized loss	(88,993,844)	(227,814,459)	(128,845,831)	(52,412,745)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(72,519,349)	$(162,145,850)	$(94,925,785)	$(39,707,288)

(a)	Related to TOB Trusts, VMTP and/or RVMTP Shares.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended July 31,		Year Ended July 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$16,474,495	$16,844,879	$65,668,609	$70,469,877
Net realized gain (loss)	(5,711,331)	5,284,184	10,127,147	7,080,617
Net change in unrealized appreciation (depreciation)	(83,282,513)	6,080,558	(237,941,606)	46,399,740

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(72,519,349)	28,209,621	(162,145,850)	123,950,234

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(18,455,413)	(15,094,334)	(52,794,571)	(52,794,572)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,430,492)	(2,813,059)	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(93,405,254)	10,302,228	(214,940,421)	71,155,662
Beginning of year	510,655,630	500,353,402	1,926,028,262	1,854,872,600

End of year	$417,250,376	$510,655,630	$1,711,087,841	$1,926,028,262

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets   (continued)

	MUC		MUE
	Year Ended July 31,		Year Ended July 31,
	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$33,920,046	$26,826,689	$12,705,457	$14,544,622
Net realized gain (loss)	(18,511,144)	1,503,270	(4,536,782)	853,680
Net change in unrealized appreciation (depreciation)	(110,334,687)	7,313,166	(47,875,963)	5,611,331

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(94,925,785)	35,643,125	(39,707,288)	21,009,633

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(36,403,800)	(26,734,123)	(14,191,214)	(13,705,458)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	777,266,364	—	—	—
Reinvestment of common distributions	472,286	146,828	72,596	—
Redemption of common shares	(460)	—	—	—

Net increase in net assets derived from capital share transactions	777,738,190	146,828	72,596	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	646,408,605	9,055,830	(53,825,906)	7,304,175
Beginning of year	662,891,713	653,835,883	326,389,518	319,085,343

End of year	$1,309,300,318	$662,891,713	$272,563,612	$326,389,518

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended July 31, 2022

	BFZ	BTT	MUC	MUE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(72,519,349)	$(162,145,850)	$(94,925,785)	$(39,707,288)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	488,147,948	456,735,856	630,471,544	143,696,308
Purchases of long-term investments	(448,726,670)	(479,837,578)	(544,712,423)	(129,609,565)
Net purchases of short-term securities	(2,555,727)	(2,064,487)	(3,677,361)	(4,488,349)
Amortization of premium and accretion of discount on investments and other fees	7,192,707	16,628,175	9,048,101	3,298,374
Net realized (gain) loss on investments	11,260,522	(10,127,147)	19,530,434	4,941,397
Net unrealized depreciation on investments	81,529,564	237,941,606	109,049,347	47,671,808

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(760)	(27,162)	(15,324)	(2,594)
Interest — unaffiliated	1,096,848	422,854	869,428	593,652
Prepaid expenses	18,257	(18,261)	(186,559)	(18,718)

Increase (Decrease) in Liabilities
Payables
Accounting services fees	(11,618)	(68,617)	79,338	(22,237)
Custodian fees	(609)	(4,970)	9,932	(3,493)
Interest expense and fees	169,594	447,131	710,322	78,636
Investment advisory fees	254,651	783,479	568,800	141,743
Trustees’ and Officer’s fees	(29,118)	518	(108,377)	200
Other accrued expenses	43,067	(54,102)	(325,531)	(3,658)
Professional fees	(16,548)	(76,829)	25,839	17,394
Reorganization costs	—	—	(424,969)	—
Transfer agent fees	(1,731)	48,684	7,115	(1,644)
Variation margin on futures contracts	(63,264)	—	84,594	(12,205)

Net cash provided by operating activities	65,787,764	58,583,300	126,078,465	26,569,761

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(18,462,211)	(52,794,572)	(36,062,830)	(14,118,196)
Repayments of TOB Trust Certificates	(73,808,223)	(22,655,000)	(188,593,282)	(15,820,129)
Repayments of Loan for TOB Trust Certificates	(6,338,234)	(7,800,000)	(2,500,000)	(810,368)
Net payments on Common Shares redeemed including change in redemptions payable	(2,289,776)	—	(460)	—
Proceeds from TOB Trust Certificates	30,148,234	16,835,000	87,399,995	4,141,804
Proceeds from Loan for TOB Trust Certificates	6,338,234	7,800,000	2,500,000	810,368
Increase (decrease) in bank overdraft	(377,788)	—	90,761	(333,240)
Amortization of deferred offering costs	—	31,272	—	—

Net cash used for financing activities	(64,789,764)	(58,583,300)	(137,165,816)	(26,129,761)

CASH
Net increase (decrease) in restricted and unrestricted cash	998,000	—	(11,087,351)	440,000

Restricted and unrestricted cash at beginning of year	566,000	—	13,426,351	156,000

Restricted and unrestricted cash at end of year	$1,564,000	$—	$2,339,000	$596,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,860,232	$8,790,670	$5,289,842	$2,138,556

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$—	$472,286	$72,596

Fair value of investments acquired through reorganization	—	—	1,323,232,060	—

Net proceeds from the issuance of common shares due to reorganization	—	—	777,266,364	—

Net proceeds from the issuance of preferred shares due to reorganization	—	—	272,400,000	—

F I N A N C I A L S T A T E M E N T S	55

Statements of Cash Flows   (continued)

Year Ended July 31, 2022

	BFZ	BTT	MUC	MUE

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	1,564,000	—	2,339,000	596,000

	$1,564,000	$—	$2,339,000	$596,000

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BFZ
	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.29	$15.86	$15.25	$14.81	$15.34

Net investment income(a)	0.53	0.54	0.48	0.52	0.65
Net realized and unrealized gain (loss)	(2.82)	0.37	0.60	0.63	(0.51)

Net increase (decrease) from investment operations	(2.29)	0.91	1.08	1.15	0.14

Distributions to Common Shareholders(b)
From net investment income	(0.51)	(0.48)	(0.47)	(0.55)	(0.67)
From net realized gain	(0.08)	—	—	(0.16)	—

Total distributions to Common Shareholders	(0.59)	(0.48)	(0.47)	(0.71)	(0.67)

Net asset value, end of year	$13.41	$16.29	$15.86	$15.25	$14.81

Market price, end of year	$11.65	$15.01	$13.79	$13.50	$12.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.93)%	6.24%	7.69%	8.89%	1.41%

Based on market price	(18.85)%	12.59%	5.77%	11.96%	(8.95)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.67%	1.49%	2.17%	2.76%	2.41%

Total expenses after fees waived and/or reimbursed	1.67%	1.49%	2.17%	2.76%	2.41%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	1.02%	1.01%	1.02%	1.06%	1.05%

Net investment income to Common Shareholders	3.56%	3.37%	3.14%	3.56%	4.33%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$417,250	$510,656	$500,353	$486,586	$472,407

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$254,015	$398,106	$392,092	$384,055	$375,778

TOB Trust Certificates, end of year (000)	$99,616	$143,276	$143,276	$156,312	$157,126

Asset coverage per $1,000 of TOB Trust Certificates, end of year(f)	$6,908	N/A	N/A	N/A	N/A

Portfolio turnover rate	59%	19%	38%	51%	45%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTT
	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$27.32	$26.31	$25.60	$23.62	$23.83

Net investment income(a)	0.93	1.00	0.92	0.80	0.85
Net realized and unrealized gain (loss)	(3.23)	0.76	0.54	1.93	(0.21)

Net increase (decrease) from investment operations	(2.30)	1.76	1.46	2.73	0.64

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.75)	(0.75)	(0.75)	(0.85)

Net asset value, end of year	$24.27	$27.32	$26.31	$25.60	$23.62

Market price, end of year	$23.65	$26.27	$24.78	$23.49	$21.43

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(8.41)%	6.92%	6.04%	12.17%	3.04%

Based on market price	(7.17)%	9.16%	8.84%	13.45%	(3.73)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.17%	1.01%	1.56%	2.07%	1.76%

Total expenses after fees waived and/or reimbursed	1.17%	1.01%	1.56%	2.07%	1.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.65%	0.65%	0.67%	0.69%	0.69%

Net investment income to Common Shareholders	3.64%	3.74%	3.60%	3.31%	3.55%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,711,088	$1,926,028	$1,854,873	$1,804,738	$1,665,198

RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$275,065	$356,804	$347,316	$340,632	$16,101,317

TOB Trust Certificates, end of year (000)	$227,400	$233,220	$261,820	$261,820	$261,820

Asset coverage per $1,000 of TOB Trust Certificates, end of year(f)	$11,822	N/A	N/A	N/A	N/A

Portfolio turnover rate	17%	9%	5%	21%	23%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUC
	Year Ended July 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of year	$16.16		$15.95	$15.56	$15.03	$15.53

Net investment income(a)	0.58		0.65	0.58	0.57	0.64
Net realized and unrealized gain (loss)	(2.66)		0.21	0.35	0.54	(0.47)

Net increase (decrease) from investment operations	(2.08)		0.86	0.93	1.11	0.17

Distributions to Common Shareholders(b)
From net investment income	(0.66)		(0.65)	(0.54)	(0.57)	(0.67)
From net realized gain	—		—	—	(0.01)	—

Total distributions to Common Shareholders	(0.66)		(0.65)	(0.54)	(0.58)	(0.67)

Net asset value, end of year	$13.42		$16.16	$15.95	$15.56	$15.03

Market price, end of year	$12.58		$16.09	$14.67	$14.00	$13.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.92)%		5.78%	6.55%	8.17%	1.54%

Based on market price	(18.01)%		14.52%	8.92%	11.92%	(7.03)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.75	%(e)	1.46%	2.11%	2.58%	2.38%

Total expenses after fees waived and/or reimbursed	1.69	%(e)	1.41%	2.05%	2.50%	2.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)	0.96	%(e)	0.92%	0.92%	0.92%	0.93%

Net investment income to Common Shareholders	4.08%		4.11%	3.75%	3.82%	4.20%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,309,300		$662,892	$653,836	$637,822	$616,387

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$526,400		$254,000	$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$249,806		$360,981	$357,416	$351,111	$342,672

TOB Trust Certificates, end of year (000)	$347,600		$152,145	$158,512	$159,555	$185,905

Asset coverage per $1,000 of TOB Trust Certificates, end of year(g)	$6,281		N/A	N/A	N/A	N/A

Portfolio turnover rate	41%		4%	16%	24%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.65% and 0.92%, respectively.

(f)

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details. (g) Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MUE
	Year Ended July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.49	$14.17	$13.92	$13.55	$14.19

Net investment income(a)	0.56	0.65	0.59	0.57	0.69
Net realized and unrealized gain (loss)	(2.32)	0.28	0.20	0.40	(0.61)

Net increase (decrease) from investment operations	(1.76)	0.93	0.79	0.97	0.08

Distributions to Common Shareholders from net investment income(b)	(0.63)	(0.61)	(0.54)	(0.60)	(0.72)

Net asset value, end of year	$12.10	$14.49	$14.17	$13.92	$13.55

Market price, end of year	$11.45	$14.41	$13.12	$12.67	$12.36

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.21)%	6.97%	6.25%	7.96%	0.87%

Based on market price	(16.47)%	14.89%	8.08%	7.72%	(7.85)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.75%	1.51%	2.07%	2.48%	2.24%

Total expenses after fees waived and/or reimbursed	1.69%	1.48%	2.03%	2.45%	2.20%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(e)	0.95%	0.93%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	4.25%	4.55%	4.29%	4.23%	4.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$272,564	$326,390	$319,085	$313,406	$305,267

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$252,124	$349,152	$343,577	$339,241	$333,028

TOB Trust Certificates, end of year (000)	$48,172	$59,850	$60,976	$58,458	$48,546

Asset coverage per $1,000 of TOB Trust Certificates, end of year(f)	$9,378	N/A	N/A	N/A	N/A

Portfolio turnover rate	28%	7%	18%	26%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of MUC (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock MuniYield California Fund, Inc. (“MYC”) and BlackRock MuniYield California Quality Fund, Inc. (“MCA”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganizations. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUC’s Share Class	Shares of MUC
MYC	Common	21,419,494	1.01385164	Common	21,716,172(a)
MCA	Common	34,405,717	1.01061039	Common	34,770,757(a)
MYC	VMTP	1,059	1	VMTP	1,059
MCA	VMTP	1,665	1	VMTP	1,665

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganizations were as follows:

	MYC	MCA
Net assets applicable to Common Shareholders	$298,816,683	$478,449,681
Paid-in-capital	302,810,070	492,079,121
Accumulated loss	(3,993,387)	(13,629,440)

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $564,734,876. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $1,342,001,240. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MYC	$503,360,614	$507,100,686	$104,690,676	$105,900,000
MCA	819,871,446	823,913,061	191,958,461	166,500,000

The purpose of these transactions was to combine three funds managed by the Manager with similar or substantially similar (but not identical) investment objectives and similar investment strategies, policies and restrictions and portfolio compositions. Each reorganization was a tax-free event and was effective on April 11, 2022.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements   (continued)

Assuming the reorganization had been completed on August 1, 2021, the beginning of the fiscal reporting period of the Acquiring Trust, the pro forma results of operations for the year ended July 31, 2022, are as follows:

• Net investment income/loss: $55,719,848

• Net realized and change in unrealized gain/loss on investments: $(268,549,785)

• Net decrease in net assets resulting from operations: $(212,829,937)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUC in connection with the reorganization were expensed by MUC. The Manager reimbursed MUC $110,355, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements   (continued)

Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$381,793	$596,801	$180,856	$1,159,450
BTT	816,576	771,854	608,620	2,197,050
MUC	925,493	903,367	284,194	2,113,054
MUE	190,431	220,711	85,016	496,158

For the year ended July 31, 2022, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$212,354,360		$99,615,847		1.36% — 1.43%	$ 136,378,142	0.85%
BTT	392,761,301		227,399,979		1.34 — 1.40	232,455,992	0.94
MUC	650,813,460		347,600,400		1.35 — 1.43	206,474,904	1.02
MUE	81,038,586		48,172,149		1.36 — 1.63	57,305,757	0.87

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2022.

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

For the year ended July 31, 2022, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BFZ	$—	—%	$118,346	0.68%
BTT	—	—	211,370	0.69
MUC	—	—	184,575	0.71
MUE	—	—	17,762	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MUC and MUE pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

	MUC	MUE
Investment advisory fees	0.55%	0.55%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

For such services, BFZ pays the Manager a monthly fee at an annual rate equal to 0.58% of the average weekly value of the Trust’s managed assets.

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022, the amounts waived were as follows:

Fees Waived and/or Reimbursed
Trust Name	by the Manager
BFZ	$804

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements   (continued)

Trust Name	Fees Waived and/or Reimbursed by the Manager
BTT	$14,714
MUC	5,955
MUE	3,156

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MUC, effective April 11, 2022, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.04% of the average daily value of net assets through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022, the amount waived was $268,890.

The Manager, for MUC and MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice.This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2022 the waivers were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
MUC	$172,889
MUE	171,065

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BFZ	$448,726,670	$488,147,948
BTT	525,680,781	479,292,186
MUC	554,695,824	630,346,544
MUE	133,033,672	150,119,032

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses, the retention of tax-exempt income and amortization methods on fixed income securities were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BTT	$4,568,729	$(4,568,729)
MUC	(196,360)	196,360

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The tax character of distributions paid was as follows:

Trust Name	Year Ended 07/31/22	Year Ended 07/31/21
BFZ
Tax-exempt income	$17,830,281	$16,494,298
Ordinary income	—	3,856
Long-term capital gains	2,495,508	—

	$20,325,789	$16,498,154

BTT
Tax-exempt income	$59,835,322	$57,798,658
Ordinary income	—	5,855

	$59,835,322	$57,804,513

MUC
Tax-exempt income	$40,290,910	$28,814,428
Ordinary income	—	1,250

	$40,290,910	$28,815,678

MUE
Tax-exempt income	$15,911,603	$15,030,113
Ordinary income	645	14,548

	$15,912,248	$15,044,661

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total
BFZ	$1,888,180	$65,203	$—	$(11,337,317)	$(10,614,519)	$(19,998,453)
BTT	26,791,117	286,608	(7,680,557)	6,562,634	—	25,959,802
MUC	226,703	77,314	(49,043,766)	(18,568,479)	—	(67,308,228)
MUE	—	6,782	(18,093,291)	(139,892)	—	(18,226,401)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the timing of distributions and the deferral of compensation to trustees.

(c)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended July 31, 2022, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BFZ	$1,192,776
BTT	10,610,400

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BFZ	$593,440,665	$10,819,917	$(22,082,530)	$(11,262,613)
BTT	2,463,388,026	44,382,844	(37,820,210)	6,562,634
MUC	1,843,464,658	40,729,675	(58,694,062)	(17,964,387)
MUE	397,605,479	8,471,935	(8,577,876)	(105,941)

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements   (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10. CAPITAL SHARE TRANSACTIONS

BFZ and BTT is authorized to issue an unlimited number of shares, MUC and MUE is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of Common shares for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. The par value of Preferred Shares outstanding for BFZ and BTT is $0.001 and for MUC and MUE is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	07/31/22	07/31/21
MUC	29,799	9,153
MUE	5,047	—

For the year ended July 31, 2022 and the year ended July 31, 2021, shares issued and outstanding remained constant for BTT.

For the year ended July 31, 2022, Common Shares of MUC issued and outstanding increased by 56,486,964 as a result of the reorganization of MYC and MCA with and into MUC.

For the year ended July 31, 2022, Common Shares of MUC issued and outstanding decreased by 35 as a result of a redemption of fractional shares from the reorganization of MYC and MCA with and into MUC.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust (other than BTT) may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Trust (other than BTT) may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021 for each Trust (other than BTT) or November 18, 2021 (for BTT) subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2022, BTT, MUC and MUE did not repurchase any shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements   (continued)

The total cost of the shares repurchased is reflected in BFZ’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ
	Shares	Amounts
Year Ended July 31, 2022	216,743	$2,430,492
Year Ended July 31, 2021	209,100	2,813,059

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VMTP Shares

BFZ, MUC and MUE (for purposes of this section, each “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BFZ	03/22/12	1,713	$171,300,000	03/30/23	Aa2	AA
MUC	03/22/12	2,540	254,000,000	03/30/23	Aa2	AA
	04/11/22	2,724	272,400,000	03/30/23	Aa2	AA
MUE	12/16/11	1,310	131,000,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BFZ and MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2022, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	MUC	MUE
Dividend rates	1.09%	1.15%	1.31%

For the year ended July 31, 2022, VMTP Shares issued and outstanding of BFZ and MUE remained constant.

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

During the year ended July 31, 2022, issued and outstanding VMTP Shares for MUC increased by 2,724 due to the reorganization of MYC and MCA with and into MUC.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date
BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to a percentage of the one-month LIBOR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the year ended July 31, 2022, the average annualized dividend rate for the RVMTP Shares was 0.94%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the year ended July 31, 2022, no RVMTP Shares were tendered for remarketing.

For the year ended July 31, 2022, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP and RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BFZ	$1,870,376	$—
BTT	7,040,751	31,272
MUC	3,887,110	—
MUE	1,721,034	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements   (continued)

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BFZ	08/01/22	08/15/22	09/01/22	$0.043000
	09/01/22	09/15/22	10/03/22	0.043000
BTT	08/01/22	08/15/22	09/01/22	0.062400
	09/01/22	09/15/22	10/03/22	0.062400
MUC	08/01/22	08/15/22	09/01/22	0.055000
	09/01/22	09/15/22	10/03/22	0.055000
MUE	08/01/22	08/15/22	09/01/22	0.052500
	09/01/22	09/15/22	10/03/22	0.052500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BFZ	VMTP	W-7	$356,820
BTT	RVMTP	W-7	1,505,830
MUC	VMTP	W-7	1,096,498
MUE	VMTP	W-7	304,741

(a)	Dividends declared for period August 1, 2022 to August 31, 2022.

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	73

Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2022:

Trust Name	Exempt-Interest Dividends
BFZ	$18,326,334
BTT	71,805,317
MUC	37,728,002
MUE	14,410,839
MYC	8,108,905	(a)
MCA	15,006,819	(a)

(a)	For the fiscal period ended April 8, 2022.

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended July 31, 2022:

Trust Name	20% Rate Long-Term Capital Gain Dividends
BFZ	$2,495,508
MYC	1,754,415	(a)

(a)	For the fiscal period ended April 8, 2022.

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2022:

Trust Name	Interest Dividends
BFZ	$65,203
BTT	286,608
MUC	77,314
MUE	7,427
MYC	123	(a)
MCA	195	(a)

(a)	For the fiscal period ended April 8, 2022.

The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

Trust Name	Interest Related Dividends
BFZ	$65,203
BTT	286,608
MUC	77,314
MUE	7,427
MYC	123	(a)
MCA	195	(a)

(a)	For the fiscal period ended April 8, 2022.

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”) and BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	75

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BFZ’s performance relative to BFZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFZ generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BTT’s performance relative to BTT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTT generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTT, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUC’s performance relative to MUC’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUC generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUC, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUE’s performance relative to MUE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUE, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements (continued)

compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers.

The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	77

Disclosure of Investment Advisory Agreements  (continued)

advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock California Municipal Income Trust (BFZ)

The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes. The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “managed assets” are the Fund’s net assets plus borrowings for investment purposes. The Fund may not change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred Shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	79

Investment Objectives, Policies and Risks  (continued)

The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

BlackRock Municipal 2030 Target Term Trust (BTT)

The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.

As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.

The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.

The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.

During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.

The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of remarketable variable rate muni term preferred shares (“RVMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that, the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	81

Investment Objectives, Policies and Risks  (continued)

obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.

The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.

The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate muni term preferred shares (“VMTP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized. The Fund’s investment objective may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	83

Investment Objectives, Policies and Risks  (continued)

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the RVMTP Shares.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

State Specific Risk (BFZ and MUC): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VMTP Shares or RVMTP Shares, as applicable, and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls, as applicable. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	85

Investment Objectives, Policies and Risks  (continued)

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BFZ and BTT): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks  (continued)

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	87

Automatic Dividend Reinvestment Plan

Pursuant to BFZ, MUC and MUE’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BFZ, MUC and MUE declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BFZ, BTT and MUE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	89

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Trustees(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

Effective April 11, 2022, MUC’s portfolio managers are Kevin Maloney and Michael Perilli.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class III Trustees as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BFZ	17,747,505	8,510,328	17,732,814	8,525,019	17,745,782	8,512,051
BTT	58,002,224	1,811,304	57,959,652	1,853,876	57,963,905	1,849,623
MUE	10,584,954	8,670,776	10,626,006	8,629,724	10,670,457	8,585,273
MUC	43,239,340	38,485,004	42,902,891	38,821,453	43,224,142	38,500,202

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

On November 2, 2021, each of MUC and MUE divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MUC and MUE amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

General Information (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	93

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	95

Want to know more?

blackrock.com | 800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI4-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$36,006	$35,653	$17,000	$207	$20,900	$20,900	$868	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with

BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$38,768	$21,107

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised Michael Perilli, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, and Walter O’Connor, CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Perilli, Maloney and O’Connor have been members of the registrant’s portfolio management team since 2018, 2018 and 2022, respectively.

Portfolio Manager	Biography
Michael Perilli, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Perilli, CFA	13	0	0	0	0	0

	$6.17 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	7	0	0	0	0	0

	$3.55 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	20	0	0	0	0	0

	$27.58 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.    In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups..

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock,

Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Perilli, CFA	None
Kevin Maloney, CFA	None
Walter O’Connor, CFA	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2022